                                                                   EXHIBIT 10.1A

                             AMENDED AND RESTATED

                     POOLING AND ADMINISTRATION AGREEMENT



                                     AMONG



                         CAPSTEAD CAPITAL CORPORATION
                                  as Sponsor



                        CAPSTEAD MORTGAGE CORPORATION,
                               as Administrator


                                      and


                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                  as Trustee


                         CAPSTEAD CAPITAL CORPORATION
                     PORTFOLIO PASS-THROUGH PROGRAM 1993PA
                      Mortgage Pass-Through Certificates
                       Series 1993PA-1 through 1993PA-20

                      (and such Additional Series as may
                            be issued pursuant to a
                         Supplement to this Agreement)


                                  Dated as of

                                October 1, 1993

     THIS AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT, dated as of October 1, 1993, is executed among CAPSTEAD CAPITAL CORPORATION, a Delaware corporation ("CCC"), CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, as Administrator (the "Administrator"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as Trustee (the "Trustee").

                         W I T N E S S E T H  T H A T

     In consideration of the premises and the mutual agreements herein contained, CCC, the Administrator and the Trustee hereby agree as follows:

                                  ARTICLE I.

                                  Definitions

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings indicated:

     Additional Series:  Each Series, if any, issued by means of a Supplement to
     -----------------
this Agreement, entered into by the parties hereto and delivered after the date of this Agreement. The issuance of Additional Series shall be contingent upon the receipt of a letter of confirmation or a rating letter from the Rating Agency, as required by the Rating Agency.

     Administration Officer:  Any officer of the Administrator involved in, or
     ----------------------
responsible for, the administration of the Mortgage Loans whose name appears on a list of officers furnished to the Trustee and CCC by the Administrator, as such list may from time to time be amended.

     Administrator:  Capstead Mortgage Corporation, a Maryland corporation and
     -------------
the parent corporation of CCC, or any successor to its duties under this Agreement as provided in Section 8.02. In the form of Mortgage Pool Insurance Policy (defined herein) and related endorsements, appended hereto as Exhibit D,
                                                                     ---------
the Administrator shall be referred to as the "Master Servicer".

     Administrator's Fee Percentage:  The Administrator's Fee Percentage with
     ------------------------------
respect to the Outstanding Series shall be an amount equal to 1/12 of .05% or 5 basis points of the outstanding principal balance of all Mortgage Loans in the respective Mortgage Pool.

     Advance Account:  The trust account and any related subaccounts created and
     ---------------
maintained pursuant to Section 4.04. Funds deposited in the Advance Account shall be held for the uses and purposes set forth in Section 4.04.

     Advance Claims Endorsement:  The Advance Claims Endorsement to the Mortgage
     --------------------------
Pool Insurance Policy, a form of which is attached as a part of Exhibit D to
                                                                ---------
this Agreement, or any replacement policy or endorsement obtained by the Administrator pursuant to Section 6.07. In the form of Mortgage Pool Insurance Policy (defined herein) and related endorsements, appended hereto as Exhibit D, the Advance Claims Endorsement is referred to as the "Advance
   ---------
Claim Payment Endorsement".

     Agreement:  This Amended and Restated Pooling and Administration Agreement
     ---------
dated as of October 1, 1993, including Supplement Nos. 1 through 3 hereto.

     ARM Mortgage Loan:  A Mortgage Loan, the rate of interest on which is
     -----------------
adjustable periodically based on an index.

     Asset Certificates:  With respect to the Series 1993-2I REMIC, the
     ------------------
Certificates representing a one hundred percent beneficial ownership interest in the following Series: 1993PA-4, 1993PA-5, 1993PA-9 and 1993PA-10.

     Bankruptcy Account:  The trust account established and maintained pursuant
     ------------------
to Section 6.08A hereof.

     Bankruptcy Loss:  Losses due to Mortgagor bankruptcy as set forth in
     ---------------
Section 6.08A of this Agreement.

     Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day
     ------------
which shall be in the State of Texas a legal holiday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to be closed.

     Certificate:  Any one of the certificates executed by CCC and authenticated
     -----------
by the Trustee, pursuant to this Agreement or any Supplement hereto, each such Certificate being substantially in the form attached as Exhibit A hereto and
                                                        ---------
evidencing a beneficial interest in the Trust Fund for such Series, including the Mortgage Pool as described therein (the bracketed material appearing in the form of Certificate attached hereto as Exhibit A indicating those variables
                                       ---------
which may differ among the various Series of Certificates).

     Certificate Account:  The trust account and any related subaccounts created
     -------------------
and maintained pursuant to Section 4.01. Funds deposited in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Section 4.01.

     Certificateholder or holder:  The person in whose name a Certificate is
     ---------------------------
registered in the Certificate Register except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of CCC, the Administrator or any affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained, except in the event that any Certificate registered in the name of CCC, or any affiliate, is subject to a pledge or security agreement to an unaffiliated third party.

     Certificate Principal Balance:  With respect to any Certificate, and as of
     -----------------------------
any Distribution Date, the initial principal balance of such Certificate, less the sum of (i) all amounts distributed with

                                      --
respect to such Certificate on account of principal on previous Distribution Dates and (ii) any Loan Losses allocated to such Certificate.

     Certificate Register:  The register maintained pursuant to Section 3.02.
     --------------------

     Certificate Registrar:  The registrar appointed pursuant to Section 3.02.
     ---------------------

     CCC:  Capstead Capital Corporation, a Delaware corporation.
     ---

     CMC:  Capstead Mortgage Corporation, a Maryland corporation and the parent
     ---
corporation of CCC, in its individual capacity and not in its capacity as an Administrator hereunder.

     CMC Purchase Agreement or Purchase Agreement:  With respect to a particular
     --------------------------------------------
Series, the Purchase Agreement between CCC and CMC, pursuant to which CCC purchased from CMC the Mortgage Loans pooled to form the related Series.

     Commitment:  With respect to any Mortgage Loan, the agreement, if any,
     ----------
pursuant to which CMC issued its commitment to purchase such Mortgage Loan including, without limitation, agreements entitled "Offer to Originate, Sell and Service Mortgage Loans" submitted to CMC by the seller of such Mortgage Loan, as completed by a notice of acceptance submitted to such seller by CMC.

     Conversion Option:  With respect to an ARM Mortgage Loan, the related
     -----------------
Mortgagor's right to convert the adjustable interest rate to a fixed interest rate for the remaining term of such ARM Mortgage Loan, subject to certain conditions being met prior to conversion, in accordance with the provisions of the related Mortgage Note and Mortgage.

     Corporate Trust Office:  The principal corporate trust office of the
     ----------------------
Trustee at which at any particular time its corporate business shall be administered, which office at the date of the execution of this Agreement is located at 600 Travis, 8th Floor, Attention: Vice President, Corporate Trust Department, Houston, Texas 77002.

     Custodial Accounts:  The accounts maintained by the Servicers pursuant to
     ------------------
their respective Servicing Agreements and into which the Servicers deposit all revenues (as defined in the respective Servicing Agreements) and from which funds, including but not limited to monthly payments of principal and interest on the Mortgage Loans, are remitted by the Servicers on or before each Remittance Date.

     Cut-off Date:  For each of the Outstanding Series the Cut-off Date is as
     ------------
follows:  (A) with respect to Series 1993PA-1 through 1993PA-5, March 1, 1993;
(B) with respect to Series 1993PA-6 through 1993PA-10, June 1, 1993; and (C) with respect to Series 1993PA-11 through 1993PA-20, September 1, 1993.

     Delinquency Rate:  As of the last day of a calendar month, the rate which
     ----------------
is equal to the ratio, expressed as a percentage, of (i) the aggregate Imputed Principal Balance of all Mortgage Loans

                                      --
which at that time are Delinquent Mortgage Loans to (ii) the Pool Imputed Principal Balance as of such date.

     Delinquent Mortgage Loan:  As of the last day of a calendar month, a
     ------------------------
Mortgage Loan in respect of which one or more Monthly Payments, including a Monthly Payment due and payable in respect of an REO Property or due and payable under a Foreclosed Mortgage Loan, is unpaid more than sixty (60) days after the original scheduled payment date therefor.

     Determination Date:  With respect to a Distribution Date, the third (3rd)
     ------------------
Business Day preceding the eighteenth day of the calendar month in which such Distribution Date occurs.

     Directly Operate:  With respect to any REO Property, the furnishing or
     ----------------
rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale, or the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by a REMIC Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Administrator or the related Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Administrator or the related Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     Distribution Date:  The second Business Day prior to the 25th day of any
     -----------------
month. With respect to any Additional Series, the Distribution Date shall be as specified in the related Supplement for such Series for all purposes of this Agreement.

     Distribution Rate:  With respect to any Mortgage Loan, one-twelfth (1/12)
     -----------------
of the then-applicable Remittance Rate with respect to such Mortgage Loan less
(i) the Mortgage Pool Insurer's Premium Percentage, (ii) the FSA Premium Percentage, (iii) one-twelfth (1/12) of the Special Hazard Premium Percentage ,
(iv) the Trustee Fee Percentage, and (v) the Administrator's Fee Percentage (with each of the fees described in (i), (ii), (iii), (iv) and (v) being expressed as a percentage and rounded to the nearest ten-thousandth of a percent).

     Due Date:  The first day of the month of the related Distribution Date.
     --------

     Eligible Account:  An account which is either (i) maintained with a bank
     ----------------
(or the principal bank of a bank holding company), in either case the long-term debt obligations of which have been rated AAA or better by S&P or whose short-term debt obligations have been rated A-1+ by S&P or (ii) an account or accounts the deposits in which accounts are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be, or (iii) is insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be (to the limits established by the FDIC, taking into account all deposits within the institution with respect to the same beneficiaries) and, provided further, that such account is maintained in the name of the Trustee, in its capacity as Trustee for the Certificateholders, and all the funds deposited in such account are invested in Permitted Instruments or remitted to Certificate holders within one (1) Business Day of receipt.

                                      --

     Evaluation Report of Servicer:  The report in the form prescribed from time
     -----------------------------
to time by the Administrator, to be provided by the Administrator pursuant to
Section 6.03.

     Event of Default:  One of the events specified in Section 8.01 or in
     ----------------
Section 8A.01.

     Excess Master Servicing Fee Percentage:  The respective percentage, if any,
     --------------------------------------
for each Mortgage Loan as set forth on Exhibit K hereto.
                                       ---------

     Expense Advance:  An advance of funds other than a Monthly Advance,
     ---------------
required to be made by a Servicer pursuant to its respective Servicing Agreement, which in the judgment of the Administrator is an appropriate expenditure made or to be made by such Servicer in connection with the performance of its duty to service the Mortgage Loans, including advances to pay all reasonable expenditures related to foreclosure proceedings, all reasonable expenditures related to the defense of any lawsuit to defend title to any property subject to a Mortgage or to defend title to any property acquired as a result of a foreclosure and all expenses incurred in making repairs to any property subject to a Mortgage, all advances by such Servicer due to deficiencies in the amount of Escrow Payments (as defined in the Servicing Agreements) received by such Servicer, and all other advances to pay expenses for any other purpose, but excluding Nonreimbursable Expenses.

     Extraordinary Expense:  Any expenses incurred by the Trustee in connection
     ---------------------
with the enforcement of its rights hereunder with respect to the Administrator or in the exercise of its responsibilities as REMIC Trustee under the Series 1993-2I Pooling Agreement.

     FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.
     ----

     Federal Tax Laws:  The Internal Revenue Code of 1986, as amended, or any
     ----------------
successor statute.

     FHA:  The Federal Housing Administration of the Department of Housing and
     ---
Urban Development of the United States of America, or any successor thereto.

     FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor
     -----
thereto.

     Financial Guaranty Insurance Policy:  The financial guaranty insurance
     -----------------------------------
policy, including all endorsements thereto issued by FSA with respect to the Certificates, a photocopy of which is attached hereto as Exhibit J.
                                                         --------

     FNMA:  The Federal National Mortgage Association, or any successor thereto.
     ----

     Foreclose:  To liquidate the principal of a Mortgage Loan by foreclosure,
     ---------
deed in lieu of foreclosure or otherwise.

     Foreclosed Mortgage Loan:  A Mortgage Loan, the principal of which has been
     ------------------------
liquidated by foreclosure, deed in lieu of foreclosure or otherwise, including but not limited to a "short payoff" with respect to such Mortgage Loan.

                                      --

     Fractional Undivided Interest:  The fractional undivided interest in the
     -----------------------------
Trust Fund of a Series as evidenced by a Certificate of such Series.

     Fraud Waiver Letter:  With respect to each Series hereunder, the fraud
     -------------------
waiver letter relating to the Mortgage Pool Insurance Policy and any endorsements thereto pertaining to such Series, a form of which is attached as a part of Exhibit D to this Agreement, or any replacement letter or endorsement
        ---------
obtained by the Administrator pursuant to Section 6.07. In the form of Mortgage Pool Insurance Policy (defined herein) and related endorsements, appended hereto as Exhibit D, the Fraud Waiver Letter is referred to as the "Special Loss Waiver
   ---------
Letter".

     FSA:  Financial Security Assurance, Inc., a New York stock insurance
     ---
company, its successors and assigns.

     FSA Premium:  The premium payable to FSA in accordance with the Premium
     -----------
Letter.

     FSA Premium Percentage:  With respect to any month, the Base Premium (as
     ----------------------
defined in the Premium Letter) divided by the then outstanding principal balance of the Mortgage Loans. The monthly FSA Premium Percentage is set forth in
Schedule 1.

     Imputed Principal Balance:  With respect to a Mortgage Loan which is
     -------------------------
delinquent, in default or Foreclosed, as of any date on or before the related Liquidation Date, the amount which would have been the outstanding principal balance of the Mortgage Loan on such date (based on assumed receipt of scheduled payments) had the related delinquency or default not occurred, after (i) treating any Insurance Proceeds or Liquidation Proceeds or other payments received with respect to uncollected amounts of principal due and payable on such Mortgage Loan and transferred to the Certificate Account as Principal Prepayments thereof; provided, however, that if any Monthly Advance or other advance of a delinquent monthly payment (with interest adjusted to the Remittance Rate) is not made by the related Servicer, the Administrator, the Mortgage Pool Insurer or any other Person required to make such advance or if such advance would be a Nonrecoverable Advance, the principal balance of such Mortgage Loan shall not be reduced by the principal portion of such monthly payment; (ii) with respect to a Mortgage Loan which Foreclosed, as of any date after the related Liquidation Date, zero; and (iii) with respect to all other Mortgage Loans, the outstanding principal balance thereof.

     Indemnity Agreement:  With respect to each Series hereunder, the Indemnity
     -------------------
Agreement pertaining to such Series, including any amendments thereto, between PMI, CMC, and FSA, as applicable.

     Independent Contractor:  Either (i) any Person (other than the
     ----------------------
Administrator) that would be an "independent contractor" with respect to the affected REMIC Trust Fund within the meaning of Section 856(d)(3) of the Code if such REMIC Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of all classes of such REMIC Certificates or 35% or more of any class of such REMIC residual interests issued with respect to such REMIC Trust Fund), provided that such REMIC Trust Fund does not receive or derive any income from such Person and

                                      --
such REMIC Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5) or (ii) any other Person (including the Administrator and each Servicer) if the Administrator has received an Opinion of Counsel, which shall be obtained at the expense of such REMIC Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     Initial Series:  Each of Series 1993PA-1 through 1993PA-5, issued
     --------------
concurrently with the execution and delivery of this Agreement.

     Insurance Policies:  The Mortgage Pool Insurance Policy (including
     ------------------
applicable Advance Claims Endorsement and Fraud Waiver Letter), and the Financial Guaranty Insurance Policy. The specifications of the Insurance Policies as of the date of the issuance of the Initial Series are set forth on
Schedule 1 hereto.
- ----------

     Insurance Proceeds:  Payments received with respect to the Mortgage Loans
     ------------------
under (i) any insurance policy required to be maintained under this Agreement or any Servicing Agreement, and (ii) from the Bankruptcy Account or the Special Hazard Account.

     Liquidation Date:  With respect to a Mortgage Loan that has been
     ----------------
Foreclosed, the date of the final transfer to the Certificate Account of all Insurance Proceeds, Liquidation Proceeds or other payments with respect to such Mortgage Loan, as determined in the sole discretion of the Administrator.

     Liquidation Proceeds:  Amounts (other than Insurance Proceeds) received in
     --------------------
connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, condemnation, taking under power of eminent domain, conveyance in lieu of foreclosure or condemnation, or otherwise.

     Loan Loss:  With respect to a Mortgage Loan that has been Foreclosed (the
     ---------
date of such occurrence being the "Foreclosure Date") and with respect to which the Mortgaged Property no longer remains in the respective Trust Fund, the Imputed Principal Balance of such Mortgage Loan, determined by the Administrator as of the Liquidation Date for such Mortgage Loan, following the application of all amounts transferred to the Certificate Account pursuant to Section 4.04(b) with respect to Insurance Proceeds, Liquidation Proceeds and other payments with respect to such Mortgage Loan through the Liquidation Date.

     Loan Sale Agreements:  The Loan Sale Agreements pursuant to which the
     --------------------
Sellers sold Mortgage Loans to CMC in its individual capacity or as agent for the Partnership. Each of CMC and the Partnership has assigned to CCC all of its right, title and interest in and to the obligations of the Sellers pursuant to the Loan Sale Agreements to repurchase Mortgage Loans with respect to which such Sellers have breached representations and warranties made in such Loan Sale Agreements. The

                                      --
rights of CCC under each such Loan Sale Agreement have been assigned by CCC to the Trustee pursuant to Section 2.01 hereof.

     Loan Summary and Remittance Report:  The report in the form prescribed from
     ----------------------------------
time to time by the Administrator and approved by the Trustee, to be provided by the Administrator pursuant to Section 6.02(a).

     Majority Certificateholders:  With respect to a Series, the holders of
     ---------------------------
Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the respective Trust Fund.

     Monthly Advance:  With respect to any calendar month, the aggregate amount
     ---------------
of payments of principal and interest (at the applicable Remittance Rates) on the Mortgage Loans which were due and payable on the first (1st) day of such month and which were delinquent as of the close of business on the Business Day next preceding the Remittance Date of such month, less any portion thereof which, if advanced, would constitute a Nonrecoverable Advance. With respect to a Foreclosed Mortgage Loan, the related Servicer shall make Monthly Advances, based on the Imputed Principal Balance of such Mortgage Loan, until the Liquidation Date for such Mortgage Loan.

     Monthly Payment:  During any calendar month with respect to any Mortgage
     ---------------
Loan, the scheduled payment of principal and interest (at the applicable Remittance Rate) due and payable by the Mortgagor with respect to such Mortgage Loan on the first (1st) day of such calendar month.

     Moody's:  Moody's Investors Service, Inc.
     -------

     Mortgage:  The mortgage, deed of trust or other instrument creating a first
     --------
lien on the property securing a Mortgage Note.

     Mortgage File:  The mortgage documents listed in Section 2.02 pertaining to
     -------------
a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Servicing Agreement.

     Mortgage Loans:  The mortgage loans which from time to time are held by the
     --------------
Trustee pursuant to this Agreement as a part of the Trust Funds securing the respective Series of Certificates. Exhibits B-1 through B-5 hereto identify each
                                   -----------------------
Mortgage Loan pooled to form the Initial Series, by Series, loan number and address of the Mortgaged Property and sets forth as to each Mortgage Loan the adjusted principal balance as of the Cut-off Date, the interest rate borne by the Mortgage Note as of the Cut-off Date and the current scheduled monthly payment of principal and interest in effect as of the Cut-off Date. The Mortgage Loans pooled to form any Additional Series will be similarly identified on an Exhibit to the applicable Supplement to this Agreement pursuant to which such Additional Series are issued.

     "5/25" Mortgage Loan:  A Mortgage Loan bearing a rate of interest which
      -------------------
adjusts one time at the end of approximately five years from the date of origination to a rate calculated as described in the related Mortgage Note.

                                      --

     Mortgage Note:  The note or other evidence of indebtedness evidencing the
     -------------
indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Pool:  With respect to each Series hereunder, the pool of Mortgage
     -------------
Loans assigned to and pooled to form such Series. The Mortgage Pools backing the Initial Series are specified in the Schedule of Mortgage Loans attached hereto as Exhibits B-1 through B-5. The Mortgage Pools backing any Additional
          -----------------------
Series issued under this Agreement will be specified in an Exhibit or Exhibits to the related Supplement to this Agreement.

     Mortgage Pool Insurance Policy:  The Mortgage Pool Insurance Policy No.
     ------------------------------
00000 93 26T insuring the Mortgage Loans and all amendments or endorsements thereto (including those certain Schedule Endorsement Nos. 93 26T-1 and 93 26T-
2), or any replacement insurance policy obtained by the Administrator pursuant to Section 6.07 or otherwise issued and delivered by the Mortgage Pool Insurer and meeting the criteria of the Rating Agency for the purpose of maintaining an "AAA" rating on the Certificates. As of the date of this Agreement, the coverage available under the Mortgage Pool Insurance Policy is an amount equal to $88,065,421.

     Mortgage Pool Insurer:  PMI Mortgage Insurance Co. ("PMI"), an Arizona
     ---------------------
stock insurance company, or the issuer of any replacement Mortgage Pool Insurance Policy, as approved by the Rating Agency.

     Mortgage Pool Insurer's Premium Percentage:  At any time, the percentage of
     ------------------------------------------
the then outstanding principal balance of the Mortgage Loans charged by PMI in order to provide the level of coverage under the Mortgage Pool Insurance Policy then required by the Rating Agency. As of the date of this Agreement, the Mortgage Pool Insurer's Premium Percentage is .0289% or 2.89 basis points.

     Mortgaged Property:  The real property, together with all improvements
     ------------------
thereon, securing the indebtedness of the Mortgagor under the Mortgage Loan and on which a lien is created by the related Mortgage.

     Mortgagor:  The obligor(s) on a Mortgage Note.
     ---------

     New Lease:  Any lease of REO Property entered into on behalf of the Trust
     ---------
Fund to which such REO Property relates, including any lease renewed or extended on behalf of such Trust Fund if the Trustee (or the Administrator or the related Servicer on behalf of the Trustee) has the right to renegotiate the terms of such lease.

     Nonrecoverable Advance:  Any advance which, in the good faith judgment of a
     ----------------------
Servicer with the concurrence of the Administrator pursuant to the provisions of the respective Servicing Agreement, or in the good faith judgment of the Administrator in the event that the Administrator is acting as a servicer, will not ultimately be recoverable by such Servicer or the Administrator, as the case may be, from Liquidation Proceeds, Insurance Proceeds, the Mortgagor or otherwise.

                                      --

     Nonreimbursable Expenses:  (i) all costs or expenses resulting from failure
     ------------------------
by a Servicer to file timely claims for losses relating to Mortgage Loans (including the failure to file claims under hazard insurance policies, mortgage guaranty insurance policies, fidelity bonds or errors and omissions policies required to be maintained pursuant to the respective Servicing Agreement), (ii) all costs and expenses resulting from failure by a Servicer to Foreclose Mortgages relating to defaulted Mortgage Loans in the manner required by the respective Servicing Agreement and applicable servicing guidelines referred to therein, (iii) all costs and expenses incurred by the Administrator in investigating a Servicer's activities under the respective Servicing Agreement when, in the opinion of the Administrator, such investigation is warranted on the basis of adverse information concerning the Servicer, and (iv) all costs and expenses incurred by the Administrator in connection with replacing a Servicer as a servicer of Mortgage Loans upon an event of default of such Servicer under the respective Servicing Agreement.

     Officer's Certificate:  A certificate signed by the Chairman of the Board,
     ---------------------
the Vice Chairman of the Board, the President or a Vice President of CCC, the Administrator or a Servicer, as applicable, and delivered to CCC, the Administrator or the Trustee, as required by this Agreement.

     Opinion of Counsel:  A written opinion of counsel, who may be counsel for
     ------------------
CCC or the Administrator, acceptable to CCC and the Trustee.

     Other Program Mortgage Loans:  Mortgage Loans pooled to form Mortgage Pass-
     ----------------------------
Through Certificates of other Programs in addition to this Program 1993PA (each, an "Other Program" or a "Program") which programs are permitted at any time by the Rating Agency to participate in the Bankruptcy Account and in the Special Hazard Account referred to in this Agreement.

     Outstanding Series:  CCC's Program 1993PA Portfolio Pass-Through
     ------------------
Certificates, Series 1993PA-1 through 1993PA-20.

     Partnership:  CMC Investment Partnership, a Texas general partnership of
     -----------
which CMC is the managing general partner.

     Partnership Purchase Agreement:  With respect to certain Series, the
     ------------------------------
purchase agreement between the Partnership and CCC whereby CCC purchased from the Partnership certain of the Mortgage Loans.

     Pass-Through Rate:  With respect to any Distribution Date and any Mortgage
     -----------------
Pool and the related Series of Certificates, the weighted average Distribution Rate of all Mortgage Loans in such Mortgage Pool at the close of business on the last day of the month preceding the month in which such Distribution Date occurs.

     Permitted Instruments:  One or more of the following:
     ---------------------

          (i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                                      --

          (ii) repurchase agreements on obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated AAA or better by S&P;

          (iii) Federal funds, certificates of deposit, time deposits and bankers acceptances of any United States bank or trust company incorporated under the laws of the United States or any state, including the Trustee; provided that the debt obligations of such bank or trust company (or, in the case of a subsidiary in a bank holding system, debt obligations of the bank holding company) at the date of the acquisition thereof have been rated AAA or better by S&P;

          (iv) pooled or common trust funds of the Trustee, acting as trustee and custodian and not in its commercial capacity and representing ownership solely of the investments listed in clauses (i) through (iii) above, any such pooled or common trust funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Instruments set forth in the Certificates or this Agreement and which have been approved by S&P;

          (v) deposits, including deposits with the Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

          (vi)   FHLMC Participation Certificates and senior debt obligations;

          (vii) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Trustee, rated A-1 by S&P and whose long-term rating is at least A1 and having original maturities of not more than 365 days;

          (viii) debt obligations rated AAA or better by S&P (or those investments specified in (iii) above with banks which have debt obligations rated AAA or better by S&P);

          (ix) money market funds rated AAAm or AAAm/G or better by S&P and investing only in other Permitted Instruments, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Instruments set forth in the Certificates or this Agreement; or

          (x) any other demand, money market or time deposit obligation, security or investment as may be acceptable to the Rating Agency rating such obligation, security or investment.

                                      --

     Person:  Any individual, corporation, partnership, joint venture,
     ------
association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pool Imputed Principal Balance:  At any time, the aggregate Imputed
     ------------------------------
Principal Balance of all Mortgage Loans pooled to form Outstanding Series of Certificates under Program 1993PA.

     Premium Calculation Date:  As used in Section 4.02, the first day of the
     ------------------------
calendar month preceding the month in which the related Distribution Date occurs.

     Premium Letter:  The side letter between FSA, the Trustee, the
     --------------
Administrator and PMI dated March 19, 1993 with respect to the premium payable to FSA in consideration for the issuance of the Financial Guaranty Insurance Policy.

     Prepayment Interest Shortfall:  With respect to any Principal Prepayment,
     -----------------------------
the excess of (i) interest at the Distribution Rate for one month on such Principal Prepayment over (ii) the interest paid with respect to such Principal Prepayment amount pursuant to Section 4.02(a)(iii).

     Principal Prepayment:  Any Mortgagor payment or other recovery of principal
     --------------------
on a Mortgage Loan which is not applied by the Servicer during the month of receipt to a scheduled payment under the Mortgage Loan and the portion of any Insurance Proceeds, Liquidation Proceeds, Bankruptcy Loss or other collections representing similar payments.

     Principal Prepayment Rate:  As to any Mortgage Loan on which a Principal
     -------------------------
Prepayment was made during any monthly period, the Distribution Rate then applicable to such Mortgage Loan on an annualized basis on the amount of such Principal Prepayment on such Mortgage Loan multiplied by twelve and multiplied by a fraction the numerator of which is the number of days elapsed since the last date on which scheduled principal payments were due to be received on the related Mortgage Note to and including such date of prepayment and the denominator of which is 365 or 366, depending on the number of days in the year of such prepayment.

     Program 1993PA Bankruptcy Claim Ceiling:  As described in Section 6.08A.
     ---------------------------------------
As of the date of this Agreement, the Program 1993PA Bankruptcy Claim Ceiling is $180,052.

     Program 1993PA Special Hazard Claim Ceiling:  As described in Section 6.08.
     -------------------------------------------
As of the date of this Agreement, the Program 1993PA Special Hazard Claim Ceiling is $8,219,119.

     Purchase Agreement or CMC Purchase Agreement:  With respect to a particular
     ------------------
Series, the Purchase Agreement between CCC and CMC pursuant to which CCC purchased from CMC the Mortgage Loans pooled to form the related Series.

     Qualified Insurer or Qualified Insurers:  Mortgage guaranty insurance
     ---------------------------------------
companies, duly qualified as such under the laws of the states in which the properties securing the Mortgage Loans are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Mortgage Pool Insurance Policy and approved as an

                                      --
insurer by FHLMC or FNMA (or any successor agency). A Qualified Insurer, to remain as such, must maintain the claims-paying ability rating required by the Rating Agencies in order to maintain the original ratings assigned by the Rating Agencies to the Certificates, if any, and the original ratings assigned by the Rating Agencies to any bonds for which the Certificates have been pledged as collateral. For purposes of Section 6.07(c), FSA shall, notwithstanding any other provision of the Agreement, be deemed to be a Qualified Insurer within the meaning of this definition. A downgrade of the claims-paying ability of a Qualified Insurer will not result in the loss of Qualified Insurer status of such insurance company if the original ratings assigned by the Rating Agencies to the Certificates, if any, are not downgraded.

     Rating Agency:  S&P and, in the case of the Series 1993-2I REMIC
     -------------
Certificates, Moody's.

     Record Date:  The last day of the month immediately preceding the month of
     -----------
the related Distribution Date.

     REMIC:  A "real estate mortgage investment conduit" within the meaning of
     -----
Section 860D of the Code.

     REMIC Certificates:  The Series 1993-2I REMIC Certificates.
     -----------------

     REMIC Loss: The failure of a REMIC Trust Fund or any portion thereof to
     ----------
qualify or to continue to qualify as a REMIC or the imposition of a tax under the REMIC Provisions on any income of such REMIC Trust Fund.

     REMIC Provisions:  Provisions of the Federal Tax Laws relating to real
     ----------------
estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing are in effect from time to time.

     REMIC Trust Fund:  With respect to the Series 1993-2I REMIC, the Trust Fund
     ----------------
as defined in the Series 1993-2I Pooling Agreement.

     REMIC Trustee:  With respect to the Series 1993-2I REMIC, the Trustee as
     -------------
defined in the Series 1993-2I Pooling Agreement.

     Remittance Date:  The 18th day of any month or if such 18th day is not a
     ---------------
Business Day, the Business Day immediately preceding, on which date the Servicers are required to remit monthly payments of principal and interest on the Mortgage Loans pursuant to the Servicing Agreements.

     Remittance Rate:  For any Mortgage Loan, the rate of interest provided for
     ---------------
by a Mortgage Note, as adjusted from time to time, less applicable servicing fees for the related Mortgage Loan.

     Requisite Amount of the Bankruptcy Account:  As of any Due Date, an amount
     ------------------------------------------
equal to the greater of: (A) if and only if the aggregate outstanding principal balance, as of such Due Date, of all Mortgage Loans and Other Program Loans secured by mortgaged properties which are not the

                                      --
principal residences of the respective mortgagor ("second homes and investor properties") having a loan-to-value ratio equal to or greater than 80% equals or exceeds 10% of the aggregate outstanding Mortgage Loans and Other Program Loans as of such Due Date, the sum of (1) 0.25% of the outstanding principal balance, as of such Due Date, of all Mortgage Loans and Other Program Mortgage Loans secured by second homes and investor properties having a loan-to-value ratio greater than 80% and less than or equal to 90%; (2) 0.50% of the outstanding principal balance, as of such Due Date, of all Mortgage Loans and Other Program Mortgage Loans secured by second homes and investor properties having a loan-to-value ratio greater than 90% and less than or equal to 95%; and (3) 0.75% of the outstanding principal balance, as of such Due Date, of all Mortgage Loans and Other Program Mortgage Loans secured by second homes and investor properties having a loan-to-value ratio in excess of 95%, reduced by the aggregate claims paid in respect of Bankruptcy Losses experienced to such Due Date with respect to all Mortgage Loans and Other Program Mortgage Loans; or (B) the greater of
(i) $100,000 or (ii) .0006 (6 basis points) multiplied by the outstanding principal balance, as of the Due Date, of all Mortgage Loans and Other Program Mortgage Loans having a loan-to-value ratio greater than 75%, reduced by the aggregate claims paid in respect of Bankruptcy Losses experienced to such Due Date with respect to all Mortgage Loans and Other Program Mortgage Loans. Based on the formula described previously, the Requisite Amount of the Bankruptcy Account as of the date of this Agreement is $180,052. As described in Section 6.08A, the Certificateholders of the Program 1993PA Certificates have an undivided interest in the assets in the Bankruptcy Account up to the Program 1993PA Bankruptcy Claim Ceiling, which is $180,152 as of the date of this Agreement. If additional Series are issued, the amount of the Program 1993PA Bankruptcy Claim Ceiling, as well as the Requisite Amount of the Bankruptcy Account, may be adjusted and if so, such adjusted amounts will be reflected in the applicable Supplement for such Additional Series.

     Requisite Amount of the Special Hazard Account:  As of any Due Date, an
     ----------------------------------------------
amount equal to the greatest of: (i) one percent (1.0%) of the aggregate outstanding principal amount of the Mortgage Loans and Other Program Mortgage Loans as of the Due Date, (ii) an amount equal to the greatest aggregate outstanding principal amount of the Mortgage Loans and Other Program Mortgage Loans secured by Mortgaged Properties located in any one California postal zip code area as of the Due Date, and (iii) two times (2 X) the outstanding principal amount of the largest Mortgage Loan or Other Program Mortgage Loan outstanding as of the Due Date, less aggregate claims paid in respect of Special Hazard Losses experienced to date with respect to all Mortgage Loans and Other Program Mortgage Loans. Based on the formula described previously, the Requisite Amount of the Special Hazard Account as of the date of this Agreement is $8,219,119. As described in Section 6.08, the Certificateholders of the Program 1993PA Certificates have an undivided interest in the assets in the Special Hazard Account up to the Program 1993PA Special Hazard Claim Ceiling, which is $8,219,119 as of the date of this Agreement.

     Reserved Amount:  As of the Date of this Agreement, an amount equal to
     ---------------
$1,643,824, which amount is 20% of the Requisite Amount of the Special Hazard Account. As of any subsequent date, the Reserved amount will be calculated by taking 20% of the Requisite Amount of the Special Hazard Account as in effect on such date prior to deduction of losses, but not less than $1,000,000, and then decreasing such amount by all claims paid in respect of Special Hazard Losses following the date of this Agreement until the Reserved Amount is reduced to zero.

                                      --

     Responsible Officer:  Any Vice President (Executive, Senior, Regular,
     -------------------
Assistant or other) or Trust Officer of the Trustee.

     S&P:  Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.
     ---

     Schedules of Mortgage Loans:  Exhibits B-1 through B-5 hereto and any
     ---------------------------   -----------------------
Schedule or Schedules of Mortgage Loans which may be delivered hereafter with any Supplement to this Agreement.

     Sellers:  The organizations which have entered into Loan Sale Agreements
     -------
with CMC, in its individual capacity or as agent for the Partnership, with respect to one or more Mortgage Loans.

     Series:  A Series of Certificates (which may be evidenced by a single
     ------
Certificate) evidencing an interest in a specific Mortgage Pool. The Series is indicated on the face of a Certificate. Unless specified otherwise, the term "Series" as used in this Agreement shall refer to each Series of Certificates issued under this Agreement and each Additional Series, if any.

     Series 1993-2I Pooling Agreement:  The Pooling Agreement, dated as of
     --------------------------------
October 1, 1993, by and between CMC Securities Corporation II, as Depositor, and Texas Commerce Bank National Association, as REMIC Trustee, pursuant to which the Series 1993-2I REMIC Certificates were issued.

     Series 1993-2I REMIC:  The REMIC formed under the Series 1993-2I Pooling
     --------------------
Agreement.

     Series 1993-2I REMIC Certificates:  The pass-through certificates issued
     ---------------------------------
pursuant to the Series 1993-2I Pooling Agreement.

     Servicer Remittance Reconciliation:  The report, designated as such, in the
     ----------------------------------
form prescribed from time to time by the Administrator, to be provided by each Servicer pursuant to the Servicing Agreements.

     Servicers:  The servicing organizations listed in the schedule of servicers
     ---------
and servicing agreements attached hereto as Exhibit C, each of which has entered
                                            ---------
into a Servicing Agreement with CMC, individually, or as agent for the Partnership, with respect to one or more Mortgage Loans. The rights of CMC and/or the Partnership under the Servicing Agreements with respect to each Mortgage Loan pooled to form a Series have been assigned to CCC pursuant to the terms of a CMC Purchase Agreement or a Partnership Purchase Agreement, as applicable.

     Servicing Agreement:  The Servicing Agreements, as amended from time to
     -------------------
time, listed in the schedule of servicers and servicing agreements attached hereto as Exhibit C and providing for the servicing of the Mortgage Loans by the
          ---------
Servicers, each such Servicing Agreement with respect to the Mortgage Loans in a Series having been assigned by CMC to CCC, and assigned by CCC to the Trustee pursuant to Section 2.01 hereof. Exhibit C may be amended from time to time to
                                  ---------
add or delete Servicers, either in connection with the delivery of a Supplement to this Agreement, or otherwise.

                                      --

     Servicing Officer:  Any officer of any Servicer involved in, or responsible
     -----------------
for, the servicing of any of the Mortgage Loans.

     Single Certificate:  A Certificate of a Series evidencing a 1/100th (or any
     ------------------
multiple thereof) Fractional Undivided Interest.

     Special Hazard Account:  The Special Hazard Account established pursuant to
     ----------------------
Section 6.08.

     Special Hazard Insurer:  The Aetna Casualty and Surety Company ("Aetna"), a
     ----------------------
Connecticut insurance company, or the issuer of any replacement Special Hazard Policy, as approved by the Rating Agency.

     Special Hazard Losses:  Losses due to all special hazard-related events,
     ---------------------
excluding losses not covered by the Special Hazard Policy.

     Special Hazard Policy:  The special hazard policy, and all amendments or
     ---------------------
endorsements thereto, insuring the Mortgage Loans and Other Program Mortgage Loans against Special Hazard Losses to the extent described in and pursuant to the terms of such Special Hazard Policy and related endorsements and amendments, or any replacement insurance policy obtained by CCC or the Administrator pursuant to Section 6.08 or otherwise issued and delivered by the Special Hazard Insurer, meeting the criteria of the Rating Agency for the purpose of maintaining an "AAA" rating on the Certificates. A photocopy of such Special Hazard Policy and all related endorsements and amendments thereto to be issued by the Special Hazard Insurer are attached to this Agreement as Exhibit E.
                                                                ---------

     Special Hazard Premium Percentage:  At any time, the percentage of the then
     ---------------------------------
outstanding principal balance of the Mortgage Loans charged by Aetna or any replacement Special Hazard Insurer in order to provide the level of coverage under the Special Hazard Policy then required by the Rating Agency. The Special Hazard Premium Percentage as of the date of this Agreement is .0359% or 3.59 basis points.

     State:  The State of Texas.
     -----

     Supplement:  Any supplement to this Agreement entered into by the parties
     ----------
hereto and delivered for the purpose of issuing Additional Series of Certificates to be governed by the terms of this Agreement. A form of Supplement to this Agreement is attached hereto as Exhibit I.
                                                   ---------

     Trustee:  Texas Commerce Bank National Association, or its successor in
     -------
interest, or any successor trustee appointed as herein provided.

     Trustee Fee Percentage:  .0150% or 1.5 basis points of the then outstanding
     ----------------------
principal balance of each Mortgage Loan.

     Trust Fund:  With respect to the separate Series of Certificates, the
     ----------
corpus of the trusts created by this Agreement or any Supplement hereto, each consisting of (i) the Mortgage Loans

                                      --
assigned to such Series as specified in the related Schedule of Mortgage Loans;
(ii) such assets as shall from time to time be identified as deposited in the Certificate Account for the benefit of Certifi cateholders of such Series;
(iii) such assets as may be held for such Series from time to time in the Advance Account; (iv) such assets as from time to time may be held for such Series by a Servicer in a Custodial Account; (v) all property which secured a Mortgage Loan assigned to such Series as specified in the related Schedule of Mortgage Loans and which has been acquired by foreclosure or deed in lieu of foreclosure; (vi) rights to the benefits, if any, under the Mortgage Pool Insurance Policy and all endorsements thereto, including the Advance Claims Endorsement and the Fraud Waiver Letter; (vii) rights to the benefits, if any, under the Financial Guaranty Insurance Policy and all endorsements thereto;
(viii) all right, title and interest of CCC in and to the obligations of the Servicers pursuant to their Servicing Agreements with respect to the Mortgage Loans assigned to such Series as specified in the related Schedule of Mortgage Loans; (ix) all right, title and interest of CCC in and to the obligations of the Sellers pursuant to the Loan Sale Agreements to repurchase Mortgage Loans assigned to such Series as specified in the related Schedule of Mortgage Loans, with respect to which such Sellers have breached representations and warranties made in such Loan Sale Agreements; (x) rights to the benefits, if any, under the Special Hazard Account, including coverage under the Special Hazard Policy and all endorsements thereto, up to an aggregate amount (with cash and insurance coverage added together) equal to the Program 1993PA Special Hazard Claim Ceiling; (xi) rights to the benefits, if any, under the Bankruptcy Account up to the Program 1993PA Bankruptcy Claim Ceiling; and (xii) all proceeds from any of the foregoing relating to such Series. Reference to holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a certain percentage of the Trust Fund of a particular Series means holders of Certificates the aggregate Fractional Undivided Interests of such Series of which, as indicated on the face thereof, is not less than such percentage.

     Trust Property:  As defined in Section 9.01.
     --------------

     VA:  The Veterans Administration of the United States of America, or any
     --
successor thereto.

                                  ARTICLE II.

                   Conveyance and Delivery of Mortgage Loans

     2.01 Conveyance of Mortgage Loans:  With respect to each Initial
          ----------------------------
Series of Certificates, CCC, as of March 19, 1993, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse (except as otherwise expressly provided herein) for the benefit of the Cer tificateholders of the related Initial Series, all the right, title and interest of CCC in and to such Mortgage Loans, including all interest and principal received by CCC on or with respect to such Mortgage Loans after the Cut-off Date (other than any payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date), and all right, title and interest of CCC in and to all other property constituting the respective Trust Fund relating to each such Initial Series.

     2.02 Delivery of Mortgage Loans:
          --------------------------

                                      --

          (a) CCC, as of March 19, 1993, does hereby deliver to and deposit with the Trustee the following documents or instruments with respect to each Mortgage Loan so transferred and assigned with respect to each Initial
     Series:

               (i) the original Mortgage Note, endorsed to Texas Commerce Bank National Association, as Trustee or Custodian without recourse;

               (ii) the original Mortgage with evidence of recording indicated thereon (except that a true copy thereof certified by an appropriate public official may be substituted) provided, however, that if CCC cannot deliver the Mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, CCC shall deliver to the Trustee an Officer's Certificate, stating that such Mortgage has been delivered to the appropriate public recording official for recordation and CCC shall promptly deliver to the Trustee such Mortgage with evidence of recording indicated thereon upon its receipt thereof from the public recording official (or a true copy thereof certified by an appropriate public official);

               (iii) the original assignment of mortgage to Texas Commerce Bank National Association, as Trustee or Custodian, with evidence of recording indicated thereon (or a true copy thereof certified by an appropriate public official may be substituted) provided, however, that if CCC cannot deliver the assignment of mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such assignment of mortgage has been delivered for recordation, CCC shall deliver to the Trustee an Officer's Certificate, stating that such assignment of mortgage has been delivered to the Trustee or to the appropriate public recording official for recordation and CCC shall promptly deliver to the Trustee such assignment of mortgage with evidence of recording indicated thereon upon its receipt thereof from the public recording official (or a true copy thereof certified by an appropriate public official may be delivered to the Trustee). Subject to the foregoing, such assignments may be blanket assignments, to the extent such assignments are permissible under applicable law, for Mortgage Loans covering Mortgaged Properties situated within the same county. If the assignment of mortgage is in blanket form, an assignment of mortgage need not be included in the individual Mortgage File;

               (iv) all intermediate assignments of the Mortgage, with evidence of recording thereon (or true copies thereof certified by appropriate public officials may be substituted) provided, however, that if CCC cannot deliver the intermediate assignments of mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such assignments of mortgage have been delivered for recordation, CCC shall deliver to the Trustee an Officer's Certificate, stating that

                                      --
          such assignments of mortgage have been delivered to the Trustee or to the appropriate public recording official for recordation and CCC shall promptly deliver to the Trustee such assignments of mortgage with evidence of recording indicated thereon upon its receipt thereof from the public recording official (or true copies thereof certified by an appropriate public official may be delivered to the Trustee);

               (v) the originals of all assumption and modification agreements;

               (vi) a copy of the title insurance policy, or a commitment therefor or other evidence thereof, to be promptly replaced with a copy of the policy, certified to as a true and correct copy by an officer of CCC, when obtained;

               (vii) a copy of a certificate of mortgage pool insurance, for each Mortgage Loan; and

               (viii) with respect to the Mortgage Loans listed in Exhibits B-1
                                                                   ------------
          through B-5 which are shown on such Exhibit to have a loan-to-value
          -----------
          ratio which exceeds eighty percent (80%), evidence of primary mortgage insurance, which evidence may include the issuance of the Mortgage Pool Insurance Policy or the delivery to the Trustee of an officer's certificate of CCC regarding the existence of such insurance.

          (b) In the event that the Trustee gives notice to CCC or the Administrator, pursuant to Section 7.01(a) of this Agreement, that certain original documents with evidence of recording, required to be delivered pursuant to paragraphs (ii), (iii) and (iv) of Section 2.02(a) above, or a copy of the title policy required to be delivered pursuant to paragraph
     (vi) of such Section, with respect to any Mortgage Loan are missing, then CCC will deliver an Officer's Certificate to the Trustee promptly upon receipt of such notice and every six months thereafter, setting forth the status of each such missing or defective document until either such document is no longer missing or defective, or CCC is obligated to repurchase such Mortgage Loan pursuant to Section 2.04.

          (c) In connection with the delivery of the Mortgage Loans, CCC has delivered or has caused to be delivered and deposited with the Trustee, the Insurance Policies. In addition, CCC has caused to be delivered to and deposited with the Trustee an Endorsement to the Special Hazard Policy covering the Mortgage Loans.

          (d) In the case of Mortgage Loans which have been prepaid after the Cut-off Date and prior to the date of initial issuance of the Certificates, CCC, in lieu of delivering the above documents, will deliver to the Trustee an Officer's Certificate of the Servicer as set forth in Section 7.10.

          (e) Any Certificateholder may, at its own expense, inspect the Mortgage Files during the Trustee's regular business hours and pursuant to the Trustee's supervision. The Trustee shall be entitled to receive reasonable compensation for its costs and expenses, including personnel costs for such inspections.

                                      --

     2.03 Acceptance by Trustee.
          ---------------------

          (a) The Trustee pursuant to Subsection (d) of this Section acknowledges receipt of the Mortgage Files for the Mortgage Loans as of March 19, 1993, and has reviewed or will review as required by Section 7.01(a), each Mortgage File to ascertain that all required documents have been executed and received, and that such documents relate to the Mortgage Loans identified in Exhibits B-1 through B-5 annexed to the executed
                         ------------------------
     counterparts of this Agreement, and declares that it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it as Trustee in trust, as a part of the Trust Fund herein set forth for the use and benefit of all present and future Certificateholders. To the extent permitted by law, the Trustee will not consent to a change in the interest rate borne by any Mortgage Note.

          (b) The Trustee shall not be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of any of such documents. The Trustee may accept but shall not be responsible for examining, determining the meaning or effect of or notifying or advising CCC or the Administrator in any way concerning any item or document in a Mortgage File that is not one of the documents listed in Section 2.02(a). CCC shall be solely responsible for providing each and every document required for each Mortgage File to the Trustee in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Trustee shall not be responsible or liable for taking any such action or causing CCC or any other person or entity to do so.

          (c) Under no circumstances shall the Trustee be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document.

          (d) By its execution of this Agreement and in acknowledging receipt of the Mortgage Loans pursuant to Section 2.03(a) and Section 7.01(a), respectively, the Trustee confirms, as of March 19, 1993, that it is in possession of a Mortgage File for each Mortgage Loan listed on the Schedules of Mortgage Loans; all documents required to be in the Mortgage File are in its possession; such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and based on its examination and only as to the foregoing documents, the Schedules of Mortgage Loans accurately reflects information set forth in the Mortgage File. It is understood that in making the foregoing confirmation, the Trustee shall examine the Mortgage File to confirm solely that:

               (1) the Mortgage Note and Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the Mortgagor or in the case of copies, that such copies bear a reproduction of such signature or signatures;

                                      --

               (2) except for the endorsement to the Trustee or Custodian, neither the Mortgage Note, the Mortgage nor the assignment of the Mortgage contain any notations on their face which evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

               (3) the principal amount of the indebtedness secured by the Mortgage is not less than the outstanding principal amount of the Mortgage Note as set forth on the Schedules of Mortgage Loans;

               (4) the Mortgage Note appears to bear original endorsements which complete the chain of ownership from the named holder or payee endorsing the Mortgage Note to "Texas Commerce Bank National Association, as Trustee or Custodian;"

               (5) each original of the assignment of Mortgage and any intervening assignments of the Mortgage, if applicable, appear to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors, as applicable, or in the case of copies permitted, that such copies appear to bear a reproduction of such signature or signatures (but as to each assignment of the Mortgage without verification of the accuracy of the recording information of the related Mortgage contained within the body of such assignment);

               (6) the description of the real property set forth in either the title insurance policy or the written commitment for the issuance of the title insurance policy is substantially identical to the real property description contained in the Mortgage; and

               (7) the title insurance policy is not less than the outstanding principal amount of the Mortgage Note as set forth on the Schedules of Mortgage Loans (but no confirmation of the amount so insured in comparison to the outstanding principal amount of the Mortgage Note shall be made with respect to the written commitment to issue the title insurance policy).

In giving each of the certifications required above, the Trustee shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereon are genuine, enforceable, or appropriate for the represented purpose,
(ii) to verify, other than by examination of the Mortgage File, that any such documents, instruments, securities or other papers have actually been recorded or that they are other than what they purport to be on their face or (iii) to determine whether any Mortgage File should include any assumption agreement or modification agreement. If the Trustee has determined that the Mortgage Files so received satisfy the requirements of this Section 2.03(d), the Trustee shall authenticate the Certificates upon the order of CCC.

     Section 2.04 Repurchase of Defective Mortgage Loans.  As of March 19,
                  --------------------------------------
1993, CCC hereby reconfirms the representations and warranties with respect to the Mortgage Loans set forth

                                      --
in the Servicing Agreements and the Loan Sale Agreements as fully and to the same extent as if set forth in full herein as of the Cut-off Date, except that CCC does not confirm any representation or warranty made by any Servicer regarding compliance with the provisions of the Consumer Credit Protection Act, as amended, and Regulation Z promulgated thereunder, with respect to any ARM Mortgage Loan or any "5/25" Mortgage Loan. In the event that either CCC, CMC, the Partnership, the Administrator or the Trustee discovers a material breach of any of the representations, warranties or covenants made (1) by any Servicer with respect to a Mortgage Loan pursuant to any Servicing Agreement, (2) by any Seller with respect to a Mortgage Loan pursuant to any Loan Sale Agreement, (3) by CCC pursuant to Section 5.01 or this Section 2.04, as the case may be, or in any other certificate relating hereto, (4) by CMC pursuant to Section 3.1 of the CMC Purchase Agreement or (5) by the Partnership pursuant to Section 3.1 of the Partnership Purchase Agreement, or any material defect or inaccuracy of any Mortgage or other documents constituting a part of the Mortgage File or the Mortgage Loan, which breach or defect is such that, unless cured as provided in the related Servicing Agreement or Loan Sale Agreement, as applicable, the related Servicer or Seller would be required to repurchase the related Mortgage Loan under the terms of such Servicing Agreement or such Loan Sale Agreement, or in the case of representations and warranties solely of CCC, CMC, the Partnership or the Administrator, such breach or defect is such that, unless cured, it would materially and adversely affect the interests of the Certificateholders, the party discovering such breach or defect shall give prompt written notice to the other parties hereto and to the applicable Servicer or Seller, and unless the Servicer, Seller, CCC, CMC, the Partnership or the Administrator, as the case may be, shall cure the breach or defect within the requisite period provided in the Servicing Agreement or the Loan Sale Agreement, CCC shall, within ninety (90) days of the written notice referred to hereinabove, repurchase the Mortgage Loan from the Trustee, if the applicable Servicer or Seller has not previously done so; provided, however, that CMC's and CCC's obligations to repurchase Mortgage Loans which are defective due to fraudulent or negligent conduct by either the Mortgagor, the originator, the Servicer or the Seller in connection with the origination of such Mortgage Loans shall be limited to an aggregate amount equal to the liability of PMI under the Fraud Waiver Letter issued by PMI, whether CCC or CMC repurchases any such Mortgage Loans directly or whether CMC reimburses PMI or FSA, as applicable, on CCC's behalf for purchasing such Mortgage Loans pursuant to an Indemnity Agreement; provided further, however, that if the defect or breach is one that, had it been discovered before the date of the issuance of the related Series, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be purchased by CCC or, within 90 days of the date of discovery of such defect or breach. Any such repurchase of a Mortgage Loan by CCC shall be at a price equal to (i) the then outstanding principal balance of such Mortgage Loan, plus (ii) accrued interest, if any, on such portion of the unpaid principal at the Remittance Rate for such Mortgage Loan through the last day of the month in which such repurchase occurs. The purchase price for the Mortgage Loan shall be remitted by CCC to the Certificate Account for the benefit of the Certificateholders of the related Series and, upon receipt by the Trustee of the items specified in Section 7.10(b) with respect thereto, the Trustee shall deliver the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as provided in Section 7.10(b). It is understood and agreed that the obligation of CCC or CMC to repurchase any Mortgage Loan as to which a material breach or a material defect exists shall constitute the sole remedy respecting such breach or defect available to Certificateholders or the Trustee on behalf of Certificateholders. Notwithstanding the foregoing, the repurchase of an

                                      --

ARM Mortgage Loan or a "5/25" Mortgage Loan shall be required in the event of a breach of a representation under the related Servicing Agreement regarding compliance with the provisions of the Consumer Credit Protection Act, as amended, and Regulation Z promulgated thereunder, only in the event that the
                                                  ----
Mortgagor under such loan contests an interest rate adjustment made in accordance with the provisions of such ARM Mortgage Loan or such "5/25" Mortgage Loan. In the event that CMC is required to perform under the Indemnity Agreement, CMC may elect to repurchase the defective Mortgage Loan in lieu of reimbursing PMI or FSA, as applicable, under the Indemnity Agreement.

                                 ARTICLE III.

                               The Certificates

     3.01 The Certificates.  The Certificates shall be substantially in the
          ----------------
form set forth in Exhibit A and shall be executed and delivered by CCC to the
                  ---------
Trustee for authentication and redelivery to or upon the order of CCC upon receipt by the Trustee of the documents specified in Section 2.02(a). The Certificates shall be issued in denominations of 1/100th (or any multiple thereof) Fractional Undivided Interest and shall be executed by manual or facsimile signature on behalf of CCC by its President or one of its Vice Presidents, or one of its Authorized Officers and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. Certificates bearing the manual or facsimile signature of individuals who were at any time the proper officers of CCC shall bind CCC, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. The Trustee's signature shall be for authentication purposes only and neither the Trustee nor any Person signing on its behalf shall have any liability on the respective Certificate (other than with respect to the certificate of authentication thereon). All Certificates shall be dated the date of their authentication.

     3.02 Registration of Transfer and Exchange of Certificates. The Trustee, or
          -----------------------------------------------------
such other person as it shall designate in writing, shall be the Certificate Registrar, who shall cause to be kept at the office or agency to be maintained by the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of each Series of Certificates and of transfers and exchanges of all such Certificates as herein provided. The Trustee, whose principal corporate trust office at the date of the execution of this Agreement is located at 600 Travis, 8th Floor, Attention: Vice President, Corporate Trust Department, Houston, Texas 77002, is hereby initially appointed Certificate Registrar for the purpose of registering each Series of Certificates and transfers and exchanges of all such Certificates as herein provided.

                                      --

     No transfer of a Certificate or Certificates shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended, (the "Act") or is exempt from the registration requirements under the Act. In the event that a transfer is to be made in reliance upon an exemption from the Act, the Certificate Registrar may require, in order to assure compliance with the Act, that the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee each certify to the Certificate Registrar in writing the facts surrounding such transfer. In the event that such certification of facts does not on its face establish the availability of an exemption under Section 4(5) or a comparable provision of the Act, the Certificate Registrar may require an Opinion of Counsel satisfactory to it that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be an expense of the Administrator or the Trustee. Neither the Administrator nor the Trustee is obligated to register any of the Certificates under the Act or any other federal or state securities law.

     It is a condition to the transfer of any Certificate that the transferee certify in writing to CCC and the Certificate Registrar that such transferee (i) is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Federal Tax Laws (any such plan, trust or account being referred to as a "Plan") and (ii) has not acquired and will not acquire such Certificate with plan assets, within the meaning of 29 CFR 2510.3-101, of a Plan.

     A form of the letter from the purchaser of any Certificate, containing the representations described in the preceding two paragraphs, is in the form of a Purchaser Letter attached hereto as Exhibit F.
                                    ---------

     Subject to the preceding three paragraphs, upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to this Section 3.02 and upon satisfaction of all requirements for transfer, CCC shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Series and of a like aggregate Fractional Undivided Interest.

     At the option of the Certificateholders, Certificates may, upon satisfaction of the requirement for exchange, be exchanged for other Certificates in such Series of authorized denominations of the same aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange CCC shall execute, and the Trustee shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by CCC or the Trustee or the Certificate Registrar) (a) be duly endorsed by, or be accompanied by a written instrument of transfer in form acceptable to, transfer agents registered with the Securities and Exchange Commission and CCC, the Trustee and the Certificate Registrar, and
(b) be duly executed by the holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of any Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of any Certificates.

                                      --

     All Certificates surrendered for transfer and exchange shall be held by the Certificate Registrar for a period of three years after termination of this Agreement, and thereafter may be destroyed, in which event a destruction certificate shall be delivered to the Trustee.

     3.03 Mutilated, Destroyed, Lost or Stolen Certificates.  If (i) any
          -------------------------------------------------
mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Certificate Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of receipt by CCC or the Trustee of written notice that such Certificate has been acquired by a bona fide purchaser, CCC shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Series, tenor and Fractional Undivided Interest. Upon the issuance of any new Certificate under this Section, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar and of the Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund relating to the particular Series for which such duplicate Certificate was issued, as if originally issued, whether or not the Certificate believed to be lost, stolen or destroyed shall be found at any time.

     Section 3.04 Persons Deemed Owners.  Prior to due presentation of a
                  ---------------------
Certificate for registration or transfer, CCC, CMC, the Administrator, the Trustee, FSA, the Certificate Registrar and any agent of CCC, the Trustee, FSA or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither CCC, FSA, the Trustee, the Certificate Registrar nor any agent of CCC, the Trustee, FSA or the Certificate Registrar shall be affected by notice to the contrary.

                                  ARTICLE IV.

                          Accounts and Distributions

     4.01 The Certificate Account.
          -----------------------

          (a) The Trustee shall establish and maintain a separate trust account in its own name and designated "Certificate Account Capstead Capital Corporation Portfolio Pass-Through Program 1993PA", which account shall be an Eligible Account. The Trustee shall maintain detailed transaction entries with respect to each Series (herein called "subaccounts") reflecting the funds held for each such Series in the Certificate Account. There shall be deposited in the Certificate Account and accounted for by way of the subaccounts all monies deposited with respect to each Series by the Servicers pursuant to the Servicing Agreements, all monies transferred from the Advance Account with respect to each Series pursuant to this Agreement, together with any Permitted Instruments in which such monies shall be invested with respect to each Series during the term of this Agreement, as CCC shall direct in writing

                                      --
     from time to time, and any income or other gain realized with respect to each Series from any such investment; provided, however, that Permitted
                                           --------- -------
     Instruments issued by and constituting the direct and unconditional fixed-term payment obligations of the Trustee (including, but not limited to, pooled or common trust funds of the Trustee) may mature on the Distribution Date next following the date of investment in same. All investments in Permitted Instruments must be held to maturity and must mature before the Distribution Date next following the date of investment in such instruments. If at any time CCC shall have failed to direct the investment of such monies and the amounts in the Certificate Account shall exceed the applicable limits of FDIC insurance, any excess not so insured shall be invested by the Trustee in Permitted Instruments. The Certificate Account shall be held by the Trustee for the benefit of the Certificateholders of each Series as part of the respective Trust Funds and disbursed as provided in Section 4.02. Subject to Section 7.01, the Trustee shall not be held liable by reason of its inability to make any required disbursements for any Series from the Certificate Account because of any insufficiency for such Series in the Certificate Account, including, but not limited to, any insufficiency resulting from any loss of investment in Permitted Instruments, except for losses attributable to the Trustee's failure to make payments on Permitted Instruments of the Trustee, as principal obligor, in accordance with their terms. No monies on deposit in the Certificate Account shall be reinvested except as specifically provided herein.

          (b) Monies shall be remitted by wire transfer to the Certificate Account by the Servicers to the Trustee on or before each Remittance Date from the Custodial Accounts maintained pursuant to the Servicing Agreements as provided therein. The Trustee shall be required to reconcile, on a monthly basis, the monies actually received from each Servicer on each Remittance Date with the respective amount due to be received by the Trustee from such Servicer as reflected in the Loan Summary and Remittance Report delivered pursuant to Section 6.02 by the Administrator to the Trustee immediately prior to such Remittance Date. Any discrepancies between the amount due to be received from any Servicer and the amount actually received shall be reported in writing by the Trustee to the Administrator on such Remittance Date. The Administrator shall inform the Trustee in writing of the resolution of any such discrepancy on or before the related Distribution Date.

     4.02 Distributions From Certificate Account.  The Trustee shall on the
          --------------------------------------
Distribution Date of each month, unless specified otherwise below, make disbursements of funds in the Certificate Account in the following priority and amounts, to the extent that immediately available funds are on deposit therein:

          (a) With respect to each Series, to each Certificateholder of record as of the immediately preceding Record Date (except as provided in Section
     9.02 of this Agreement with respect to termination and final payment) by wire transfer of federal funds to an account specified in writing by such Certificateholder or other method agreed to between the Trustee and such Certificateholder, the Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest represented by the Certificates of the respective Series held by such holder on the Record Date) of the following amounts:

                                      --

               (i) an amount equal to scheduled principal installments on all Mortgage Notes in the respective Mortgage Pool due on the Due Date, less any amount not remitted to the Certificate Account for the Series because such remittance would constitute a Nonrecoverable Advance;

               (ii) an amount equal to interest on all Mortgage Notes in the respective Mortgage Pool on the Due Date, at the Pass-Through Rate for such Series, less any amount not remitted to the Certificate Account for such Series because such remittance would constitute a Nonrecoverable Advance;

               (iii) an amount equal to all Principal Prepayments received by the Servicers during the calendar month preceding the month in which the Distribution Date occurs and received by the Trustee on or before the Distribution Date, together with interest thereon at the applicable Principal Prepayment Rates for such Mortgage Loans to the related dates of prepayment, excluding any Principal Prepayments distributed previously pursuant to paragraph (iv) below; and

               (iv) an amount equal to any Principal Prepayments received by the Servicers during the calendar month in which such Distribution Date occurs and received by the Trustee on or before the twelfth day of the month in which such Distribution Date occurs.

          (b)  To the Qualified Insurers, concurrently as follows:

               (i) with respect to the Mortgage Pool Insurance Policy, Advance Claims Endorsement and Fraud Waiver Letter, the applicable premium; provided, however, that as the applicable premium to be paid to the Mortgage Pool Insurer is to be paid on a monthly basis pursuant to the terms of the Mortgage Pool Insurance Policy, including the Advance Claims Insurance Endorsement and the Fraud Waiver Letter, the Trustee shall reserve each month in the Certificate Account the Mortgage Pool Insurer's Fee Percentage multiplied by the aggregate outstanding principal balance of the Mortgage Loans as of the related Premium Calculation Date and shall pay to the Mortgage Pool Insurer the premium due on the 25th day of each month; provided further, however, in accordance with the provisions of the Premium Letter, under certain circumstances the applicable premiums due the Mortgage Pool Insurer shall be paid to FSA. The Administrator shall compute and timely instruct the Trustee as to the amounts to be reserved each month, as well as the respective portions of each such amount due the Mortgage Pool Insurer and FSA. In accordance with the Premium Letter, the Administrator agrees to cease instructing the Trustee to pay premiums to the Mortgage Pool Insurer upon the Administrator's filing a claim under the Financial Guaranty Insurance Policy until and unless FSA has notified the Administrator that FSA has been fully reimbursed under the Financial Guaranty Insurance Policy. On the day such premium is paid, the excess of any amount reserved during such month over the premium actually paid shall be distributed to CCC or to CMC Securities Corporation II pursuant to Section 4.02(f); and

                                      --

               (ii) to FSA, with respect to the Financial Guaranty Insurance Policy, the FSA Premium; provided, however, that as the FSA Premium is to be paid on a monthly basis pursuant to the terms of the Premium Letter, the Trustee shall reserve each month in the Certificate Account the FSA appropriate amount as set forth in the Premium Letter. The Administrator shall compute and timely instruct the Trustee as to the amounts to be reserved and paid to FSA each month. On the day such premium is paid, the excess of any amounts reserved during such month over the premium actually paid shall be distributed to CCC or to CMC Securities Corporation II pursuant to Section 4.02(f).

          (c) To the Special Hazard Insurer with respect to the Special Hazard Policy and all applicable endorsements and amendments thereto, the applicable premium; provided, however, that as the applicable premium to be paid to the Special Hazard Insurer is to be paid on an annual basis pursuant to the terms of the Special Hazard Policy and related endorsements, the Trustee shall reserve each month in the Certificate Account the lesser of (1) one-twelfth (1/12) of the Special Hazard Premium Percentage multiplied by the aggregate outstanding principal balance of the Mortgage Loans as of the related Premium Calculation Date or (2) the incremental amount necessary to make the aggregate reserved amount equal to the product of the aggregate outstanding principal balance of the Mortgage Loans as of the related Premium Calculation Date multiplied by a fraction the numerator of which shall be the number of months elapsed in the then current twelve-month premium year and the denominator of which is twelve. If the amount on reserve for payment of the Special Hazard Premium on any Distribution Date exceeds the product calculated in accordance with clause
     (2) of the preceding sentence, such excess shall be paid to CCC pursuant to
     Section 4.02(f). The Trustee shall pay to the Special Hazard Insurer the premium due on or before March 19th of each year, commencing in March, 1993, or within 30 days of receipt of a premium notice from the Special Hazard Insurer, whichever is earlier, in either case from the aggregate amount so reserved during the course of the year. The Administrator shall compute and timely instruct the Trustee as to the amounts to be reserved each month, as well as the amounts to be paid to the Special Hazard Insurer each year.

          (d) To the Administrator, its fee in an amount determined according to Section 6.04 of this Agreement plus an amount in reimbursement of any advances as set forth in Section 4.04(b).

          (e) To the Trustee, its fee and expenses in an amount determined according to Section 7.05 of this Agreement, plus the amount of any Extraordinary Expenses paid by the Administrator pursuant to Sections 6.06 and 7.05.

          (f) With respect to the Asset Certificates, to CMC Securities Corporation II as a fee for REMIC Accounting, and with respect to the Certificates, to CCC, the amount, if any, remaining for such Series in the Certificate Account except for amounts representing Principal Prepayments received after the third Business Day preceding such Distribution

                                      --

     Date, together with interest thereon, and except the amounts reserved pursuant to subsections (b) and (c) above, after all other required disbursements have been made.

Notwithstanding the foregoing, with respect to the Asset Certificates, on each Distribution Date amounts distributable pursuant to Section 4.02(a) shall be distributed after amounts distributable pursuant to Section 4.02(e) and before amounts distributable pursuant to Section 4.02(f).

     4.03 Statement to Certificateholder.
          ------------------------------

          (a) Concurrently with each distribution to Certificateholders pursuant to Section 4.02(a), the Trustee shall forward by overnight mail or other method agreed to between the Trustee and such Certificateholder, to each Certificateholder information provided by the Administrator pursuant to the Loan Summary and Remittance Report and related Officer's Certificate delivered pursuant to Section 6.02(a) hereof (except with respect to item
     (v), which shall be supplied by the Trustee) setting forth for such Certificateholder's Series:

               (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (ii) the amount of such distribution allocable to interest including, in the case of the Asset Certificates, the Prepayment Interest Shortfalls;

               (iii) the amount of Loan Losses on the Mortgage Loans in the respective Mortgage Pool since the immediately preceding Distribution Date;

               (iv) the aggregate of the outstanding principal balances of the Mortgage Loans in the respective Mortgage Pool at the opening of business on the first day of the month of distribution after (A) giving effect to payments on the Mortgage Loans due on the Due Date and distributed either as collections or advances and (B) reducing such balances by the amount of Loan Losses attributable to the Mortgage Loans in such Mortgage Pool since the immediately preceding Distribution Date and with respect to the Asset Certificates the aggregate Certificate Principal Balance of each Series, after consideration of principal distributed and Loan Losses allocated for such Distribution Date;

               (v) the amount, if any, by which the aggregate amount remitted from the Certificate Account exceeds the aggregate remittances referred to in clauses (i) and (ii) above;

               (vi) the aggregate cumulative amount of Loan Losses to date on the Mortgage Loans in the Mortgage Pool;

               (vii) in the event that a Certificate is registered in the name of a federally insured savings and loan association, the book value (within the meaning of 12

                                      --

          C.F.R. 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (viii) the amount of coverage under the Mortgage Pool Insurance Policy, the Financial Guaranty Insurance Policy and the Special Hazard Policy on the applicable Distribution Date as of the close of business on such Distribution Date;

               (ix) in the event that the reasons for a Nonrecoverable Advance reported by a Servicer to the Administrator as required by the respective Servicing Agreement shall relate to a general inability to recover under the Mortgage Pool Insurance Policy (as opposed to an inability so to recover for reasons peculiar to a particular Mortgage
          Loan), notice of such determination upon receipt of notice thereof from the Administrator;

               (x) The then applicable Requisite Amount of the Special Hazard Account and Requisite Amount of the Bankruptcy Account, the then applicable Program 1993PA Bankruptcy Claim Ceiling and the Program 1993PA Special Hazard Claim Ceiling and the respective amounts remaining in the Bankruptcy Account and Special Hazard Account (including cash and insurance coverage, in the case of the Special Hazard Account) available to pay claims to Program 1993PA Certificateholders thereunder, taking into account the respective total funds remaining in the Bankruptcy Account and in the Special Hazard Account, as applicable; and

               (xi) The respective amounts of Bankruptcy Losses and Special Hazard Losses, if any, on the Mortgage Loans in the respective Mortgage Pool since the immediately preceding Distribution Date.

In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per a Single Certificate for each Series of Certificates. The Trustee shall have no liability or responsibility to any Certificateholder for the accuracy or completeness of the information provided by the Administrator under this Section 4.03. The Parties hereto acknowledge that in the event that Texas Commerce Bank National Association in its capacity as Trustee for the holders of pass-through certificates issued by CCC, or a qualified nominee thereof, is the sole Certificateholder, then the Trustee may elect not to deliver a written statement to Certificateholder pursuant to this Section 4.03. The Trustee shall forward to the Administrator a copy of each written statement, if any, delivered to any Certificateholder.

          (b) Within sixty (60) calendar days after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Certifi cateholder a statement containing the information set forth in subclauses (i) and (ii) above aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Federal Tax Laws, as from time to time in force. The Administrator agrees to provide information to the Trustee as necessary to meet such requirements of the Federal Tax Laws.

     4.04 Advance Account.
          ---------------

          (a) The Trustee shall establish and maintain a separate trust account in its own name and designated "Advance Account Capstead Capital Corporation Portfolio Pass-Through Program, Series 1993PA", which account shall be an Eligible Account. The Advance Account shall be comprised of detailed transaction entries accounting for each Series (herein called "subaccounts"), each reflecting the funds held for such Series in the Advance Account. All amounts collected by the Administrator or the Trustee, whether directly or received from a Servicer, from Insurance Proceeds, from Liquidation Proceeds, from FSA or delinquent payments of principal and interest for each Series shall be deposited for such Series in the Advance Account, and all such deposits shall be distributed to the related Series as provided herein. Any amounts received from Insurance Proceeds which constitute Monthly Advances shall be transferred immediately to the Certificate Account. Funds held in the Advance Account shall be invested at the written direction of CCC (or, in the absence of such direction, by the Trustee) in Permitted Instruments maturing prior to the next succeeding Remittance Date; provided, however, that Permitted
                                    ----------  -------
     Instruments issued by and constituting the direct and unconditional fixed-term payment obligations of the Trustee (including, but not limited to, pooled or common trust funds of the Trustee) may mature on the Remittance Date next following the date of investment in the same.

          (b) The Trustee shall, upon the recommendation by the Administrator and to the extent monies are available for a Series in the Advance Account, approve the written request of the Administrator or a Servicer for reimbursement of (i) Monthly Advances relating to a particular Mortgage Loan of such Series or (ii) Expense Advances relating to a particular Mortgage Loan of such Series, in which case the Trustee shall, upon written notification of such approval by the Administrator, make the appropriate disbursements for such Series to the Administrator or such Servicer of funds in the Advance Account representing Insurance Proceeds, Liquidation Proceeds or delinquent payments of principal and interest with respect to such Mortgage Loan. Any monies for a Series remaining in the Advance Account after action has been taken on all pending Administrator and Servicer requests shall first be remitted to the appropriate insurer pursuant to the terms of the respective insurance policies if applicable and if written instructions to do so from the Administrator are timely received by the Trustee, and any remaining monies shall be remitted for such Series to the Certificate Account on the second Remittance Date following its deposit in the Advance Account or upon final reimbursement to the appropriate party or parties, as certified by the Administrator, whichever occurs earlier.

          (c) Anything herein to the contrary notwithstanding, any payment under the Financial Guaranty Insurance Policy relating to amounts due and owing under the Mortgage Pool Insurance Policy shall not be considered payment under the Mortgage Pool Insurance Policy (except for purposes of reporting under Section 4.03(a)(viii)). CCC, the Administrator and the Trustee acknowledge that, to the extent FSA makes any payment with

                                      --
     respect to a claim under the Financial Guaranty Insurance Policy, the Administrator will direct the Trustee to contractually assign its rights of subrogation on behalf of the Certificateholders to FSA and by its execution of this Agreement, the Trustee shall give the Administrator the power of attorney to contractually assign such rights of subrogation on behalf of the Trustee each time a Notice of Claim and Certificate (the "Notice of Claim and Certificate") is completed in substantially the form attached as Exhibit "A" to the Financial Guaranty Insurance Policy, thus fully subrogating FSA to the rights of the Trustee, as insured under the Mortgage Pool Insurance Policy, to receive such payments subsequently (i) made by PMI under the Mortgage Pool Insurance Policy or (ii) with respect to Advance Claims as defined in the Financial Guaranty Insurance Policy, recovered from any source that would have been available to PMI had PMI paid such Advance Claim, in either case until FSA is fully repaid and to all rights and remedies of the Trustee, as insured under the Mortgage Pool Insurance Policy and on behalf of holders of the Certificates, against PMI with respect to such defaulted payments or with respect to any amounts due to the Certificateholders in respect of securities laws violations by PMI arising from the offer and sale of the Certificates. To the extent that FSA has made any payment under the Financial Guaranty Insurance Policy, FSA shall be entitled to reimbursement of the amount of such payment to the extent that PMI, the Administrator or the related Servicer would be entitled to reimbursement had such party made such payment and the Administrator will timely direct the Trustee to make such reimbursement.

          (d) If any proceeding has been commenced by or against PMI under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or similar law, or a custodian, receiver, liquidator, rehabilitator, assignee, conservator, trustee or similar official has been appointed with respect to PMI, and FSA reasonably believes that only if it takes action against PMI as subrogee to the rights of the Trustee as insured under the Mortgage Pool Insurance Policy will FSA recover on all claims, whether fixed or contingent, or owed or becoming due to FSA by PMI, upon written request by FSA to file and to pursue such claims as insured under the Mortgage Pool Insurance Policy in such proceeding and to take any directly related actions which FSA may reasonably request, the Trustee shall do so upon prior receipt by the Trustee of a written undertaking and indemnification for all fees and expenses of the Trustee incurred in connection with taking such actions at FSA's direction in form and substance satisfactory to the Trustee in its sole reasonable judgment. Any moneys received by the Trustee as a result of such claim shall not be part of the Trust Fund and the holders of the Certificates shall have no interest thereon or claim thereto. So long as FSA has fully honored its undertaking and indemnity, any moneys so received by the Trustee shall be promptly remitted to FSA. In addition to filing any such claims as directed by FSA pursuant to this paragraph, Administrator shall either file or cause the Trustee to file any and all claims which the Administrator or the Trustee is entitled to file against PMI.

          If a claim is filed under the Financial Guaranty Insurance Policy, the Administrator will provide FSA with reasonable access to mortgage and servicing records held by the Trustee or the Administrator relating to the Mortgage Loans that are the basis of the claim.

                                      --

          (e) The Trustee agrees that upon instruction from the Administrator, the Trustee shall:

            (i)(a) hold any funds received under the Financial Guaranty Insurance Policy in trust and apply the same directly for payment as specified in the Financial Guaranty Insurance Policy, (b) not apply such funds for any other purpose and (c) maintain an accurate record of each such payment and the corresponding claim on the Financial Guaranty Insurance Policy and proceeds thereof as provided to the Trustee by the Administrator; and

            (ii)(a) acknowledge the rights of FSA as its assignee with respect to its rights, as the insured under the Mortgage Pool Insurance Policy and on behalf of the Certificateholders, to the extent of any payments under the Financial Guaranty Insurance Policy and (b) take any further action or deliver any instruments as may be reasonably requested by FSA to effectuate the purpose or provisions of this subparagraph (ii).

     4.05 Custodial Account.  Pursuant to the provisions of the Servicing
          -----------------
Agreements, each Servicer must maintain an account to which all Revenues (as defined in the Servicing Agreement) received by such Servicer shall be deposited, which account shall be captioned: "Custodial Account of [Name of Servicer and custodian/Trustee] for the benefit of Capstead Mortgage Corporation, CMC Investment Partnership and their successors or assigns." Each Servicer shall make remittances from its respective account each month as provided in the Servicing Agreements.

                                  ARTICLE V.

                        Representations and Warranties

     5.01 Representations and Warranties of CCC.
          -------------------------------------

          (a) With respect to each Initial Series, CCC hereby represents and warrants to the Trustee, as of March 19, 1993, that:

               (i) CCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate and other power and authority to execute, deliver and enter into this Agreement and to perform all of its duties and obligations pursuant hereto;

               (ii) The execution and delivery of this Agreement has been duly authorized by CCC and, when executed and delivered, will constitute a valid and binding obligation of CCC, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and that certain equitable remedies may not be available;

                                      --

               (iii) The execution and delivery of this Agreement by CCC in the manner contemplated herein and the performance and compliance with the terms hereof by it will not violate (a) its certificate of incorporation or bylaws, or (b) any laws which could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement applicable to CCC, and will not constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which CCC is a party or which may be applicable to it or any of its assets; and

               (iv) The execution and delivery of this Agreement by CCC in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained.

          (b) With respect to each Initial Series, CCC hereby represents and warrants to the Trustee, as of March 19, 1993, unless a different time is specified for a particular representation in any paragraph below, that:

               (i) All of the Mortgage Loans having a loan-to-value ratio in excess of eighty percent (80%) are the subject of primary mortgage insurance which shall (A) have been issued by an insurer whose rating is acceptable to S&P, (B) be maintained until the loan-to-value ratio declines to eighty percent (80%), and (C) subject to certain conditions, insure such Mortgage Loans against default as to the principal amount exceeding seventy-five percent (75%) of the "appraised value" of the respective Mortgaged Properties. For purposes of this paragraph (i), "appraised value" of a Mortgaged Property shall be equal to the lesser of the sales price of the Mortgaged Property to the Mortgagor or the value reflected in the original appraisal made in connection with such sale to the Mortgagor.

               (ii) All of the Mortgage Loans are the subject of hazard insurance providing for not less than the coverage of the standard form of fire insurance policy with extended coverage customary in the state in which the Mortgaged Property is located;

               (iii) All of the Mortgaged Properties are the subject of title insurance and that such insurance coverages contain no exceptions, except those permitted pursuant to the guidelines heretofore established by FNMA;

               (iv) No Mortgage Loan shall be more than two (2) months delinquent as of the Cut-off Date;

               (v) With respect to each Mortgage Loan, on the date such Mortgage Loan was purchased by CMC, the respective Servicer, or in the case of certain Mortgage Loans being purchased by CMC from Capstead Investment Corporation, its

                                      --
          wholly-owned subsidiary, Capstead Investment Corporation, had good title to each such Mortgage Loan and no such Mortgage Loan was subject to an offset, defense, counterclaim or right of rescission;

               (vi) All of the Mortgage Loans constituted a valid first lien on the respective Mortgaged Properties (subject only to permitted exceptions) and each of the Mortgaged Properties was free from damage and was in good repair;

               (vii) There were no tax or assessment liens against any of the Mortgaged Properties;

               (viii) No Mortgage Loan, at the time of origination, had a loan-to-value ratio in excess of ninety-five percent (95%);

               (ix) No more than five percent (5.0%) of the aggregate number of Mortgage Loans are secured by Mortgages on real property located within a single postal zip code area and no more than one and one-half percent (1.5%) of the aggregate principal balance of the Mortgage Loans secured by Mortgages on all property located within the State of California are within a single postal zip code area; and

               (x) All Mortgage Loans, if any, having an initial payment date which occurs after the initial Distribution Date of April 22, 1993 have been pooled into one or more separate Certificates having an initial Distribution Date as specified herein, which is later than the first payment date on such underlying Mortgage Loans.

          (c) In the event that, following the exercise of a Conversion Option with respect to the mortgage interest rate borne by any Mortgage Loan, the related Servicer fails to repurchase such Mortgage Loan, CCC shall use its best efforts to sell such Mortgage Loan on behalf of the Trustee for a price at least equal to 100% of the outstanding principal balance of such Mortgage Loan, plus accrued interest to the end of the month of such sale; provided, however, that neither CCC nor CMC shall itself be required to purchase such Mortgage Loan.

          (d) With respect to each Additional Series, CCC will make the representations and warranties in subsections (a) and (b) of this Section
     5.01 as of the date of the respective Supplement pursuant to which such Additional Series is issued, unless a different time is specified for a particular representation in any paragraph in Section 5.01(b).

          (e) With respect to each Asset Certificate, each Mortgage Loan provides for an interest rate, which if adjustable, adjusts to an interest rate based upon the applicable index that is the value of the index occurring during the interval that begins three months prior to the first day on which the adjusted interest rate is in effect under the Mortgage Loan and ends one year following that day.

                                      --

     It is understood and agreed that the representations and warranties set forth in this Section 5.01 shall survive delivery of the respective Mortgage Files to the Trustee.

     5.02 Representations and Warranties of the Administrator.
          ---------------------------------------------------

          (a) With respect to each Initial Series, the Administrator hereby represents and warrants to CCC and to the Trustee, as of the date of execution and delivery hereof, that:

               (i) The Administrator is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with full corporate and other power and authority to execute, deliver and enter into this Agreement and to perform all of its duties and obligations pursuant hereto;

               (ii) The execution and delivery of this Agreement has been duly authorized by the Administrator and, when executed and delivered, will constitute a valid and binding obligation of the Administrator, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and that certain equitable remedies may not be available;

               (iii) The execution and delivery of this Agreement by the Administrator in the manner contemplated herein and the performance and compliance with the terms hereof by it will not violate (a) its certificate of incorporation or bylaws, or (b) any laws which could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement applicable to the Administrator, and will not constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Administrator is a party or which may be applicable to it or any of its assets;

               (iv) The Administrator is a FNMA and FHLMC approved seller/servicer of conventional mortgages and meets all requirements of applicable laws so as to be eligible to originate, purchase hold and service conventional mortgages. So long as the Administrator shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall maintain its good standing as a FNMA and FHLMC approved servicer/seller of conventional mortgages; and

               (v) The execution and delivery of this Agreement by the Administrator in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained.

                                      --

          (b) With respect to each Additional Series, the Administrator will make the representations and warranties in subsection (a) of this Section
     5.02 as of the date of the respective Supplement pursuant to which such Additional Series is issued.

     5.03 Restrictions on Modifications to Documents in Mortgage File.  With
          -----------------------------------------------------------
respect to each Mortgage Loan included in a Mortgage Pool, in no event shall either CCC, the Administrator or the Trustee permit any modification of such Mortgage Loan or the related documents in the Mortgage File which would have the effect of changing (i) the interest rate on or term of such Mortgage Loan (other than, with respect to an ARM Mortgage Loan, adjustments to such interest rate made pursuant to the existing terms of the related Mortgage Note) or (ii) the outstanding principal balance of such Mortgage Loan (except with respect to actual payments of principal received with respect thereto) except with respect to the Asset Certificates, as provided in Section 6A.03 hereof.

                                  ARTICLE VI.

                               The Administrator

     6.01 General.  The  Administrator shall have general responsibility for
          -------
monitoring the servicing of the Mortgage Loans and performance of other duties in accordance with the express provisions of this Agreement. The Administrator shall have full power and authority to do and perform any and all things which it may deem necessary or desirable to carry out its duties and responsibilities hereunder, unless contrary to the express provisions of this Agreement. Without limiting the generality of the foregoing, the Administrator shall be, and is hereby, irrevocably authorized and empowered to execute and deliver, with respect to the Mortgage Loans, the properties encumbered by the Mortgages, and any acts to be performed by the Administrator under this Agreement, any and all instruments, documents and writings necessary or desirable to fulfill its duties and responsibilities hereunder as the Administrator. In addition, in the event the index with respect to an ARM Mortgage Loan is not published or is otherwise unavailable, the Administrator shall select an alternative index based on comparable information which, in the case of any Mortgage Loans evidenced by an Asset Certificate, shall be at a rate which does not cause a REMIC Loss as evidenced by an Opinion of Counsel. The parties hereto acknowledge and agree that, subject to Section 7.01, the Trustee shall have no liability or responsibility to the Mortgagor, the Certificateholders or any other Person for calculation of interest charged on any ARM Mortgage Loan or for calculation of amounts escrowed or to be escrowed or of notifications thereof or of servicing transfers. The Administrator will furnish to the Trustee and, as long as the Financial Guaranty Insurance Policy is in effect, to FSA, semi-annually, on or before 120 days after each June 30th and December 31st, commencing June 30, 1993, an Officer's Certificate stating that (i) a review of the fulfillment by the Administrator during such six-month period of its obligations under this Agreement has been made by an appropriate officer or officers of the Administrator; and (ii) to the best of such officer's knowledge, based on such review, the Administrator has fulfilled all of its obligations under this Agreement throughout such six-month period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Subject to Section 7.01(e) hereof, the Trustee may rely upon such Officer's Certificate with regard to the Administrator's compliance with the terms of this Agreement.

                                      --

     6.02 Accounting For Mortgage Loan Payments.
          -------------------------------------

          (a) On or before three (3) Business Days before the Remittance Date, the Administrator shall provide to the Trustee and CCC a Loan Summary and Remittance Report for each Series of Certificates which shall be based upon the Servicers' Remittance Reconciliations which were received by the Administrator on or before the fifth (5th) Business Day of such month together with a certificate signed by the Administrator to the Trustee as to the Requisite Amount of the Bankruptcy and Special Hazard Account for the related Distribution Date. The Administrator shall indicate in each Loan Summary and Remittance Report the total service fees retained by Servicers with respect to each such Series, the administrative fee to be paid pursuant to Section 6.04 with respect to each such Series, and the nature of the collections remitted for each such Series by Servicers and deposited pursuant to this Agreement on or before the Remittance Date of the current month and the other information required to be reported in
     Section 4.03 with respect to each such Series. In addition, the Administrator shall compute and timely provide in writing to the Trustee the premiums due under the Mortgage Pool Insurance Policy, Advance Claims Insurance Policy and Fraud Waiver Letter and the Special Hazard Insurance Policy.

          (b) The Administrator is hereby authorized to distribute, as directed by CCC, to the Servicers uniform guidelines prepared by CMC in conjunction with the Administrator, as amended from time to time, for the accounting and reporting procedures to be followed by the Servicers with respect to the Mortgage Loans.

          (c) On or before three (3) business days before each Remittance Date, the Administrator shall provide in the Loan Summary and Remittance Report, solely with respect to the Asset Certificates and the Mortgage Loans underlying and Trust Fund related to such Asset Certificates, the aggregate of the outstanding principal balances of all Mortgage Loans in all Mortgage Pools related to all Asset Certificates and the aggregate number of such Mortgage Loans as of the related Distribution Date. In addition, the Administrator shall provide the following information along with such Loan Summary and Remittance Report:

               (1) the aggregate principal balances and number of all Mortgage Loans in all Mortgage Pools related to all Asset Certificates which, as of the related Distribution Date, were (i) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (ii) in foreclosure; and

               (2) the aggregate cumulative amount of Loan Losses and any Prepayment Interest Shortfalls as of the related Distribution Date related to all Mortgage Loans in all Mortgage Pools related to all Asset Certificates.

     Section 6.02A.  Accounting Reports to be Provided to FSA.  On or prior to
                     ----------------------------------------
the tenth day of each month, commencing May 10, 1993, the Administrator will deliver to FSA a written report including the following information with respect to the Mortgage Loans relating to the Certificates:

                                      --

               (i) the aggregate outstanding principal balance of each Certificate at the close of business on the last day of the second month preceding the month in which the report is due (the "Information Date");

               (ii) the number of and aggregate outstanding principal balance of any such Mortgage Loans which were delinquent 30 days, 60 days and 90 or more days as of the Information Date; and

               (iii) the number of and aggregate outstanding principal balance of any such Mortgage Loans which were in foreclosure as of the related Information Date.

     6.03 Monitoring of Servicers' Performance.  The Administrator shall be
          ------------------------------------
responsible for reporting to the Trustee and CCC the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Administrator may rely upon an Officer's Certificate of the Servicer with regard to such Servicer's compliance with the terms of such Servicing Agreement. The Administrator will furnish to the Trustee and CCC on or before each Remittance Date during the term of this Agreement an Evaluation Report of Servicers and will notify any Servicer whenever, according to the Evaluation Report of Servicers, the performance of such Servicer, in the Administrator's opinion, consistently fails to comply with such Servicing Agreement or to meet the minimum responsibilities for dealing with delinquencies as set forth therein, except that the Administrator shall not notify the Servicer, if, in the Administrator's opinion, the procedures being employed by such Servicer are adequate and efficient in dealing promptly with delinquencies. In the event that the Administrator, in its judgment, determines that a Servicer should be terminated in accordance with the related Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Administrator shall notify CCC and the Trustee thereof and, absent instructions to the contrary from CCC or the Trustee within five days of the delivery of such notice, the Administrator shall issue such notice or take such other action as it deems appropriate. Upon request, the Administrator shall make available to CCC and to the Trustee all reports submitted by the Servicers to the Administrator, concerning delivery of the Mortgage Loans and the Servicers foreclosure recommendations. Without limitation to any other rights or remedies available to CCC or the Trustee, either CCC or the Trustee may require the foreclosure of any Mortgage Loan with respect to which any monthly installment of principal and interest is more than 90 days past due.

     6.04 Fees of Administrator.  As compensation for its activities and
          ---------------------
obligations hereunder, the Administrator shall be entitled to payment from the Trustee pursuant to Section 4.02(c) on each Distribution Date of an amount equal to (i) 1/12 of .05% or 5 basis points of the outstanding principal balance of all Mortgage Loans as of the related Premium Calculation Date in the respective Mortgage Pool and (ii) 1/12 of the Excess Master Servicing Fee Percentage, if any, of the outstanding principal balance of any Mortgage Loan included in Exhibit K hereto, in each case only from amounts actually collected with respect
- ---------
to interest on such principal balances.

     6.05 Administrator's Insurance Policies.  The Administrator hereby agrees
          ----------------------------------
to obtain and maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy in full force and effect throughout the term of this Agreement covering the Administrator's officers

                                      --
and employees and other persons acting on behalf of the Administrator in its capacity as the Administrator under this Agreement. With respect to the Administrator, such coverage shall be in an amount, and issued by issuers, that would be acceptable to FNMA, if the Administrator were servicing the Mortgage Loans for FNMA. In the event that any such bond or policy shall cease to be in effect, the Administrator shall exercise its best reasonable efforts to obtain from an issuer or insurer licensed in the State and acceptable to the Trustee and CCC a comparable replacement bond or policy, as the case may be. Any amounts collected by the Administrator under any such bond or policy relating to the Mortgage Loans shall be remitted to the Certificate Account and applied pursuant to this Agreement. No provision of this Section 6.05 shall operate to diminish, restrict or otherwise limit the Administrator's responsibilities and obligations as set forth in this Agreement.

     6.06 Liability of Administrator for Expenses.  The Administrator shall be
          ---------------------------------------
required to pay all expenses incurred by it in connection with its administration activities hereunder (including the cost of the insurance policies and bonds required by Section 6.05) and shall not be entitled to reimbursement therefor, except as specifically provided herein. If the Administrator fails to respond to preliminary requests for information made by CCC or the Trustee, the Administrator also agrees to pay (i) all reasonable costs and expenses incurred by the Trustee or CCC in investigating the Administrator's activities hereunder when, in the opinion of the Trustee or CCC, such investigation is warranted on the basis of adverse information about the Administrator and (ii) all reasonable costs and expenses incurred by the Trustee or CCC in replacing the Administrator in the event of a default by the Administrator in the performance of its duties under the terms and conditions of this Agreement.

     6.07 Maintenance of Mortgage Pool Insurance Policy and Related Coverage.
          ------------------------------------------------------------------

          (a) Pursuant to Section 2.02(d), CCC has delivered the Insurance Policies to the Trustee. The Trustee will use its best reasonable efforts to maintain the Financial Guaranty Insurance Policy (subject to Section 4.02(b)), and to supervise (subject to Section 6.07(b)) the filing of claims thereunder. The amount of coverage under the Mortgage Pool Insurance Policy may be reduced if the conditions set forth in Section 8A.01 of this Agreement are modified or eliminated by S&P; provided, however, that no such reduction may be made unless each Rating Agency requested by CCC to rate the Certificates and each Rating Agency requested by CMC Securities Corporation II to rate the REMIC Certificates has furnished a letter to the Trustee to the effect that such change will not result in the downgrade of each such Rating Agency's then current rating with respect to each of the Certificates and the REMIC Certificates. The Trustee will surrender the Financial Guaranty Insurance Policy to FSA upon the expiration of the term of the Financial Guaranty Insurance Policy. If Additional Series are issued, the level of coverage under the Mortgage Pool Insurance Policy may be adjusted and if so, such adjusted amounts will be reflected in the applicable Supplement for such Additional Series.

          (b) The Administrator will prepare and file and supervise the processing of claims under the Insurance Policies and the Trustee shall have no liability or responsibility therefor, except as provided in Section 6.07(a). Any amounts collected under any such policy (other than any amount to be applied to the restoration or repair of the property encumbered by the

                                      --
     related Mortgage Loan with respect to which such amount was collected) will be deposited with the Trustee to be held in the Advance Account and applied pursuant to this Agreement.

          (c) In the event that the Insurance Policies, or any of them, cease to be in effect, or the issuer of any such policy ceases to be a Qualified Insurer, the Administrator will exercise its best reasonable efforts to obtain from a Qualified Insurer a comparable replacement policy with a total coverage which is equal to the previously existing coverage of the appropriate insurance policy and a binding commitment pertaining to waiver of claims arising from fraud losses comparable to the existing Fraud Waiver Letters; provided, however, that the Financial Guaranty Insurance Policy is not cancelable and during the term of the Financial Guaranty Insurance Policy the FSA Premium will be paid to FSA pursuant to this Agreement and the Premium Letter. No person shall be required to pay any premium for a replacement policy in excess of the premium paid for the replaced policy as provided under this agreement. Any amounts collected under any such policy (other than any amount to be applied to the restoration or repair of the property encumbered by the related Mortgage Loan with respect to which such amount was collected) will be deposited with the Trustee to be held in the Advance Account and applied pursuant to this Agreement.

     6.08 Maintenance of Special Hazard Account.
          -------------------------------------

          (a) The Trustee has established a trust account in its own name, as Trustee, and designated such account as the "Special Hazard Account/Capstead Capital Corporation/1993," which account is an Eligible Account. The Certificateholders of each Series issued under Program 1993PA shall have an undivided interest in the benefits, if any, at any time under the Special Hazard Account up to an aggregate amount equal to the Program 1993PA Special Hazard Claim Ceiling. This amount shall be determined by applying the formula set forth in the definition of the Requisite Amount of the Special Hazard Account to the aggregate outstanding principal balance, as of the date of such determination, of the Mortgage Loans pooled to form each Outstanding Series (including the Asset Certificates) and then reducing the amount determined by the application of such formula by the aggregate claims paid in respect of Special Hazard Losses experienced through the date of such determination with respect to all Mortgage Loans pooled to form the Outstanding Series. In the event that Additional Series are issued under CCC's Program 1992PA, the Requisite Amount of the Special Hazard Account and the Program 1992PA Special Hazard Claim Ceiling may be adjusted. In this case, such adjusted amounts would be reflected in the applicable Supplement for such Additional Series.

          (b) As of March 19, 1993, CCC has caused to be on deposit in the Special Hazard Account funds equal to the Reserved Amount. All funds, if any, held in the Special Hazard Account will be invested at the direction of CCC (or, in the absence of such direction, by the Trustee) in Permitted Instruments maturing prior to the next succeeding Distribution Date following the date of investment in such instruments and all such investments will be held to maturity; provided, however, that Permitted
                                           --------  -------
     Instruments issued by and constituting the direct and unconditional fixed-term payment obligations of the Trustee (including, but not limited to, pooled or common trust funds of the Trustee) may

                                      --
     mature on the Distribution Date next following the date of investment in the same. On each Distribution Date, gains (net of losses) from investments of monies deposited in the Special Hazard Account will be paid to CCC. Additionally, to the extent that funds on deposit in the Special Hazard Account, after taking into account available coverage under any Special Hazard Policy, exceed the Requisite Amount of the Special Hazard Account on any Distribution Date, such excess shall be paid to CCC. Finally, at the termination of this Agreement any amounts remaining in the Special Hazard Account in excess of the Requisite Amount of the Special Hazard Account, as calculated in respect of all Other Program Mortgage Loans remaining at the time of the termination of this Agreement, will be paid to CCC.

          (c) The Trustee will withdraw from the assets on deposit in the Special Hazard Account, in accordance with the order described hereafter in this paragraph (c), and will deposit in the Certificate Account any amount necessary to make up a shortfall in the aggregate required payment to each Certificateholder due on any Distribution Date, as described in Section 4.02(a), paragraphs (i), (ii), (iii) and (iv), to the extent that such shortfall results from Special Hazard Losses. Additionally, the Trustee will withdraw from funds on deposit in the Special Hazard Account and deposit into the Advance Account any amount necessary to reimburse a Servicer or the Administrator for Monthly Advances and Expense Advances made by such Servicer or the Administrator, which are not subsequently recoverable due to Special Hazard Losses. With respect to any shortfalls due to Special Hazard Losses, the Trustee will first withdraw funds on deposit in the Special Hazard Account and, following the exhaustion of such funds, will notify the Administrator to make claims under the Special Hazard Policy to cover such Special Hazard Losses up to an amount equal to the Aggregate Loss Limit defined in such Special Hazard Policy. Any proceeds received as a result of claims filed under the Special Hazard Policy will constitute "Insurance Proceeds" for all purposes of this Agreement and, therefore, will be deposited initially into the Advance Account prior to deposit in the Certificate Account, all in accordance with
     Section 4.04 of this Agreement. Any amounts so withdrawn from the Special Hazard Account which are subsequently recovered by payment of claims under any of the foregoing policies (other than the Special Hazard Policy) or otherwise will be deposited to replenish the Special Hazard Account.

          (d) CCC has obtained a Special Hazard Policy from Aetna covering losses in excess of the Reserved Amount, up to an aggregate amount equal to the Requisite Amount of the Special Hazard Account, and will maintain such Special Hazard Policy issued by Aetna, or a replacement policy issued in a form and issued by an insurer acceptable to the Rating Agency (in either case, less any claims made and paid by Aetna or such other Special Hazard Insurer) in full force and effect throughout the term of this Agreement or until other acceptable assets are deposited into the Special Hazard Account as provided in paragraph (e) below. The Trustee will use its best efforts to maintain the Special Hazard Policy subject to Section 4.02(e), until such time as a replacement Special Hazard Policy, cash or an alternative form of credit enhancement permitted by paragraph (e) below shall be delivered to the Trustee by CCC to fund the Special Hazard Account up to the then applicable Requisite Amount of the Special Hazard Account. The Administrator will prepare, file and

                                      --
     supervise the processing of claims under the Special Hazard Policy, and all related endorsements thereto. The Trustee will supervise the filing of such claims by the Administrator. Upon receipt of payment from the Special Hazard Insurer of any such claims, the Trustee will initially deposit such funds into the Advance Account for application pursuant to Section 4.04. If the claims paying rating of the Special Hazard Insurer is reduced such that the original rating assigned by the Rating Agency to the Certificates or the REMIC Certificates is reduced, the Administrator shall exercise its best reasonable efforts to obtain from another insurance company a comparable replacement policy with a total coverage which is equal to the previously existing coverage under the Special Hazard Policy, provided that
     (i) such insurance company has a claims paying rating that will result in the Certificates and the REMIC Certificates maintaining a rating equal to the original rating assigned by the Rating Agency and (ii) the premium payable under such replacement policy is no greater than the then current premium payable under the Special Hazard Policy at the time such replacement policy is procured by the Administrator.

          (e) CCC may elect to obtain additional special hazard insurance (including, without limitation, earthquake coverage) in lieu of all or a portion of the funds on deposit at any time in the Special Hazard Account. Any such insurance must be, in form and amount, acceptable to the Rating Agency, as evidenced by a letter from the Rating Agency to the effect that such new arrangement will not result in the downgrade of the Rating Agency's then current rating with respect to each Outstanding Series of Certificates. In addition, CCC may elect to fund the Special Hazard Account with a letter of credit, in form and amount acceptable to the Rating Agency in lieu of all or a portion of the cash currently funding the Special Hazard Account. Any change in the Special Hazard Account described in this
     Section 6.08(e) and requiring a letter from the Rating Agency with respect to the Certificates as provided herein shall not be effective unless each Rating Agency requested by CMC Securities Corporation II to rate the REMIC Certificates has furnished a letter to the effect that such change will not result in the downgrade of each such Rating Agency's then current rating with respect to each REMIC Certificate. The formula for the Requisite Amount of the Special Hazard Account may be changed without the consent of any holder of Certificates of the Outstanding Series provided that each Rating Agency requested by CCC to rate the Certificates and each Rating Agency requested by CMC Securities Corporation II to rate the REMIC Certificates has furnished a letter from each such Rating Agency to the effect that such change will not result in the downgrade of the then current rating with respect to the Certificates and the REMIC Certificates.


     Section 6.08A. Maintenance of Bankruptcy Account.
     ------------------------------------------------

          (a) The Trustee has established in its own name, as Trustee, a Trust Account designated "Bankruptcy Account/1993PA Capstead Capital Corporation Portfolio Pass-Through Programs," which account is an Eligible Account. The Certificateholders of each Series issued under Program 1993PA shall have an undivided interest in the benefits, if any, at any time under the Bankruptcy Account up to an aggregate amount equal to the Program 1993PA Bankruptcy Claim Ceiling. This amount is determined by applying the

                                      --
     formula outlined in the definition of Requisite Amount of the Bankruptcy Account to the aggregate outstanding principal balance, as of the date of such determination, of the Mortgage Loans pooled to form the Series (including the Asset Certificates) and then reducing the amount determined by means of such two-prong test by the aggregate claims paid in respect of Bankruptcy Losses experienced through the date of such determination with respect to all Mortgage Loans underlying all of the Program 1993PA Mortgage Pass-Through Certificates. In the event that additional Series are issued, or if any Outstanding Series are canceled, the Requisite Amount of the Bankruptcy Account and the Program 1993PA Bankruptcy Claim Ceiling may be adjusted. In the case of the issuance of any Additional Series, such adjusted amounts would be reflected in the applicable Supplement for such Additional Series. In the case of the cancellation of any Series, such adjusted amounts will be reflected in a report which shall be generated by the Administrator on the last business day of the month in which such a cancellation occurs.

          (b) As of March 19, 1993, CCC has caused to be on deposit in the Bankruptcy Account funds equal to the Requisite Amount of the Bankruptcy Account. All funds, if any, held in the Bankruptcy Account will be invested at the direction of CCC (or, in the absence of such direction, by the Trustee) in Permitted Instruments maturing prior to the next succeeding Distribution Date following the date of investment in such instruments and all such instruments shall be held to maturity; provided, however, that
                                                     --------  -------
     Permitted Instruments issued by and constituting the direct and unconditional fixed-term payment obligations of the Trustee (including, but not limited to, pooled or common trust funds of the Trustee) may mature on the Distribution Date next following the date of investment in the same. On each Distribution Date, gains (net of losses) of investments of money deposited in the Bankruptcy Account will be paid to CCC. Additionally, to the extent that funds on deposit in the Bankruptcy Account shall exceed the Requisite Amount of the Bankruptcy Account on any Distribution Date, such excess will be paid to CCC. At the termination of this Agreement any amounts remaining in the Bankruptcy Account in excess of the Requisite Amount of the Bankruptcy Account as calculated in respect of all Other Program Mortgage Loans remaining at the time of the termination of this Agreement, will be paid to CCC.

          (c) Upon written request from the Administrator, the Trustee will withdraw from the assets on deposit in the Bankruptcy Account and will deposit in the Certificate Account any amount necessary to make up a shortfall in the aggregate required payment to each Certificateholder due on any Distribution Date, as described in Section 4.02(a), paragraphs (i),
     (ii), (iii) and (iv), to the extent that such shortfall results from Bankruptcy Losses. The calculation of Bankruptcy Losses is more fully described in paragraph (d) below. Additionally, upon written request from the Administrator, the Trustee will withdraw from funds on deposit in the Bankruptcy Account and deposit into the Advance Account any amount necessary to reimburse a Servicer or the Administrator for advances of principal, interest and expenses made by such Servicer or the Administrator, which are not subsequently recoverable due to Bankruptcy Losses. Any amounts so withdrawn from the Bankruptcy Account which are subsequently recovered will be deposited to replenish the Bankruptcy Account.

                                      --

          (d) In the event that, with respect to any Mortgage Loan, the amount of the outstanding principal balance due under a Mortgage Note is reduced by a bankruptcy court, upon receipt of notice from the related Servicer, the Administrator will direct the Trustee to withdraw the amount of such reduction (a "Bankruptcy Loss") from the Bankruptcy Account and deposit this amount into the Certificate Account for application to the related Certificate as a Principal Prepayment, pursuant to Section 4.02, on the Distribution Date next following the receipt of such direction from the Administrator. In addition, if the scheduled payments due under a Mortgage Note are reduced by a bankruptcy court as a result of a reduction in the interest rate on the related Mortgage Loan, the Administrator will direct the Trustee to withdraw the Bankruptcy Loss amount from the Bankruptcy Account and deposit this amount into the Certificate Account for application to the related Certificate as a part of interest, pursuant to
     Section 4.02.

          (e) CCC may elect to obtain mortgagor bankruptcy insurance in lieu of all or a portion of the funds on deposit at any time in the Bankruptcy Account. Any such insurance must be, in form and amount, acceptable to the Rating Agency, as evidenced by a letter from the Rating Agency to the effect that such new arrangement will not result in the downgrade of the Rating Agency's then current rating with respect to each Outstanding Series of Certificates. In addition, CCC may elect to fund the Bankruptcy Account with a letter of credit, in form and amount acceptable to the Rating Agency in lieu of all or a portion of the cash currently funding the Bankruptcy Account. Any change in the Bankruptcy Account described in this Section 6.08A(e) and requiring a letter from the Rating Agency with respect to the Certificates as provided herein shall not be effective unless each Rating Agency requested by CMC Securities Corporation II to rate the REMIC Certificates has furnished a letter to the effect that such change will not result in the downgrade of each such Rating Agency's then current rating with respect to each REMIC Certificate. The formula for the Requisite Amount of the Bankruptcy Account may be changed without the consent of any holder of Certificates of the Outstanding Series provided that each Rating Agency requested by CCC to rate the Certificates and each Rating Agency requested by CMC Securities Corporation II to rate the REMIC Certificates has furnished a letter to the effect that such change will not result in the downgrade of each such Rating Agency's then current rating with respect to the Certificates and the REMIC Certificates.

          (f) Upon the occurrence of any Bankruptcy Loss the Administrator will provide a report to the Trustee stating (i) the Mortgage Loan incurring the Bankruptcy Loss, (ii) the Mortgagor's last name, (iii) the outstanding principal balance on the Mortgage Loan, (iv) the net interest rate, (v) the amount of the Bankruptcy Loss, and (vi) the date of the Bankruptcy Loss.


     6.09 Annual Independent Certified Public Accountants' Reports for
          ------------------------------------------------------------
          Administrator.
          -------------

          (a) On or before 120 days after the end of each of the Administrator's fiscal years, beginning with the fiscal year ending December 31, 1993 and on or before 120 days after the end of each fiscal year thereafter, the Administrator, at its expense, will furnish to CCC, and,

                                      --
     as long as the Financial Guaranty Insurance Policy is in effect, to FSA and the Trustee (i) an opinion by a firm of independent certified public accountants on the financial position of the Administrator at the end of its fiscal year and the results of operations and changes in financial position of the Administrator for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) if the Administrator is then servicing any Mortgage Loans, a statement from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Administrator's mortgage loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for FNMA or FHLMC, the United States Department of Housing and Urban Development Mortgage Audit Standards, or the Uniform Single Audit Program for Mortgage Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for
     (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

          (b) The Administrator will agree to perform, or have performed, such other procedures as CCC may reasonably request and as the Administrator and CCC mutually agree in writing.

     6.10 Standby Servicing Obligation.  The Administrator may accept the
          ----------------------------
assignment of any Servicer's servicing rights and obligations under its Servicing Agreement and shall immediately assume the servicing rights and obligations of any Servicer whose servicing obligations are terminated pursuant to the Servicing Agreement, in which event the duties and obligations to service the Mortgage Loans previously serviced by such Servicer shall thereafter be applicable to and carried out by the Administrator as provided under the Servicing Agreement, under the same terms and conditions applicable to any other Servicer. The Administrator shall be entitled to the same servicing fee that otherwise would have been retained by a Servicer pursuant to the Servicing Agreement with respect to the servicing obligations of such Servicer assumed by the Administrator and shall be entitled to the same reimbursement of Monthly Advances or Expense Advances as such Servicer would have been entitled to pursuant to Section 4.04.

     6.11 Administrator's Obligation to Make Monthly Advances and Expense
          ---------------------------------------------------------------
          Advances.
          --------

          (a) In the event that the Trustee determines, pursuant to Section 4.01(b) hereof, that any Servicer has not made any scheduled Monthly Advance, the Administrator shall, on or before 11:00 a.m. (Dallas, Texas time) on the Distribution Date of the month in which such Monthly Advance was scheduled to be made, make an advance equal to such unpaid Monthly Advance. In the event that any Servicer does not make an Expense Advance when due pursuant to the related Servicing Agreement, the Administrator shall, within forty-eight hours of receipt of notice (either in writing or verbally but if verbally, as confirmed in writing) from the Trustee, pursuant to Section 4.01(b) hereof, of its failure to receive an Expense Advance from a Servicer, make an advance equal to such unpaid Expense Advance; provided, however, that in no event shall the Administrator be required to make Nonrecoverable Advances with respect to any Monthly Advance or Expense Advance.

                                      --

     Advances by the Administrator pursuant to this Section 6.11 may be made either by (i) depositing in the Certificate Account for the appropriate Series the amount equal to such advance, or (ii) causing to be made appropriate entries in the records of such account for the appropriate Series (which records are those maintained by the Administrator and not the account records of the Trustee) that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 6.11, used by the Administrator in discharge of any such advance, or (iii) make advances for the appropriate Series in the form of any combination of
     (i) and (ii) aggregating the amount of such advance. Any funds being held for future distribution to Certificateholders of a Series and so used shall be replaced by the Administrator by deposit in the respective account for such Series on any future date to the extent that funds in such account on such date shall be less than payments to persons other than CCC required to be made on such date.

          (b) The Administrator shall be reimbursed for all advances made pursuant to this Section 6.11 as provided in Sections 4.02(c) and 4.04(b). Should the Administrator be required to make any advances hereunder on behalf of a Servicer, the Administrator may immediately terminate such Servicer's rights under the related Servicing Agreement and shall assume such Servicer's servicing rights and obligations as standby servicer pursuant to Section 6.10.

     6.12 Resignation of Administrator.  The Administrator may not resign from
          ----------------------------
its obligations as Administrator hereunder or as a Servicer, including any servicing rights and obligations assumed by Administrator from another Servicer pursuant to Section 6.10, unless a successor shall have accepted an appointment from the Trustee and unless satisfactory evidence shall have been furnished from the Rating Agency that such resignation and succession shall not adversely affect the rating of the Certificates and the REMIC Certificates.

     6.13 Amendment of Servicing Agreements.  CCC, in conjunction with the
          ---------------------------------
Administrator may from time to time make such modifications and amendments to the Servicing Agreements (including any guides incorporated by reference therein) and approve assignments of the Servicing Agreements to any Person, in each case as the Administrator deems necessary or appropriate to confirm or carry out more fully the intent and purpose of the Servicing Agreements and the duties, responsibilities and obligations of the Servicers thereunder; provided, however, that no such amendment or modification has a materially adverse impact on the Certificateholders. The consent of the Trustee shall not be required for any action taken or proposed to be taken by the CCC or the Administrator pursuant to this Section 6.13.

                                  ARTICLE VIA

                               REMIC Provisions

     The provisions of Article VI A shall apply only to the Asset Certificates. The REMIC Certificates of a series shall be deemed to be outstanding as long as any Asset Certificates included in the related REMIC are outstanding.

                                      --

     Section 6A.01.  Realization Upon Defaulted Mortgage Loans. In connection
                     -----------------------------------------
with the realization upon any defaulted Mortgage Loan, the Administrator shall ensure that the related Servicer shall not acquire for the benefit of a REMIC Trust Fund any personal property pursuant to the related Servicing Agreement unless either:

          (a) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by such Servicer for the benefit of such REMIC Trust Fund; or

          (b) the Administrator shall have requested and received an Opinion of Counsel (obtained at the expense of such REMIC Trust Fund) to the effect that the holding of such personal property by such REMIC Trust Fund will not cause the imposition of a tax on such REMIC Trust Fund under the REMIC Provisions or cause such REMIC Trust Fund, or any portion thereof, to fail to qualify as a REMIC at any time that any REMIC Certificate of the related Series is outstanding.

     Section 6A.02.  Title and Management of REO Property.
                     ------------------------------------

          (a) The Administrator shall ensure that the applicable Servicer, on behalf of a REMIC Trust Fund, shall dispose of any REO Property within two years after the Trustee acquires ownership of such REO Property, unless (i) the Administrator on behalf of such REMIC Trust Fund, and as an expense of such REMIC Trust Fund, has applied for an extension of such two-year period pursuant to Code Sections 856(e)(3) and 860G(a)(8)(A), in which case the Administrator shall ensure that such Servicer sells such REO Property within the applicable extension period or (ii) the Administrator seeks and subsequently receives, at the expense of such REMIC Trust Fund, an Opinion of Counsel, addressed to the REMIC Trustee, the Trustee and the Administrator, to the effect that the holding by such REMIC Trust Fund of such REO Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of such REMIC Trust Fund as defined in Section 860F of the Code or cause such REMIC Trust Fund, or any portion thereof, to fail to qualify as a REMIC at any time that any REMIC Certificates of the related Series are outstanding. The Administrator shall ensure that the applicable Servicer shall manage, conserve, protect and operate such REO Property for the related Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or result in the receipt by such REMIC Trust Fund of any "income from nonpermitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

          (b)  The Administrator shall ensure that each Servicer does not:

                                      --

               (i) permit a REMIC Trust Fund to enter into, renew or extend any New Lease, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

               (ii) permit any amount to be received or accrued under any New Lease, other than amounts that will constitute Rents from Real Property;

               (iii) authorize or permit any construction on any REO Property, other than the repair or maintenance thereof or the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) or the Code; or

               (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by a REMIC Trust Fund, unless such Person is an Independent Contractor;

     unless, in any such case, the Administrator has requested and received an Opinion of Counsel at the expense of the related REMIC Trust Fund to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D of the Code) at any time that it is held by the related REMIC Trust Fund, in which case the Administrator may allow the applicable Servicer to take such actions as are specified in such Opinion of Counsel.

     Section 6A.03.  Modifications, Waivers, Amendments and Consents.
                     -----------------------------------------------

          (a) The Administrator shall ensure that no Servicer agrees to any modification, waiver or amendment of any term of any Mortgage Loan unless the Administrator has first obtained an Opinion of Counsel, which shall be obtained at the expense of the related REMIC Trust Fund and may be applicable to more than one transaction or generally to a class or classes of transactions described therein, to the effect that the proposed modification, waiver or amendment will not cause a REMIC Loss, provided however that no such Opinion of Counsel shall be required for a modification, waiver or amendment made pursuant to subsection (b) below except as required under clause (ii) thereof. Should a modification to any Mortgage Loan occur without the Administrator's knowledge which may result in a disqualification of a REMIC Trust Fund or any portion thereof as a REMIC, CCC agrees to indemnify and hold harmless the Administrator for any loss or liability.

          (b) If a Servicer determines with respect to any Mortgage Loan serviced by it that a material default has occurred or a payment default is reasonably foreseeable or has occurred with respect thereto and that modification, waiver or amendment of the terms of such Mortgage Loan is reasonably likely to produce a greater recovery on a present value basis than liquidation of such Mortgage Loan, the Administrator may permit such Servicer,

                                      --
     subject to the servicing standard set forth in the related Servicing Agreement, to agree to a modification, waiver or amendment of such Mortgage Loan, without the consent of the Trustee or any Certificateholders, in accordance with the following:

               (i) subject to the provisions in the following clause (ii) and the paragraph following clause (ii) below, the Servicer may from time to time reduce the monthly payments on any such Mortgage Loan (including allowing a monthly payment to be less than that required to pay interest at the related mortgage interest rate and adding the difference to the unpaid principal balance of such Mortgage Loan) for a period of up to six months but any such change shall not reduce any required Monthly Advance at the original Mortgage Rate;

               (ii) the Servicer may permit the Mortgagor to substitute collateral for all or a portion of the Mortgaged Property, pledge additional collateral for the Mortgage Loan or release part of the Mortgaged Property, provided, however, that the Administrator shall have requested and received an Opinion of Counsel addressed to the REMIC Trustee, the Trustee and the Administrator (obtained at the expense of the related REMIC Trust Fund) to the effect that such substitution or addition is permitted hereby and such substitution, additional pledge or release of collateral will not cause the imposition of a tax on the related REMIC Trust Fund, or any portion thereof, under the REMIC Provisions or cause such REMIC Trust Fund, or any portion thereof, to fail to qualify as a REMIC at any time that any REMIC Certificate of the related Series is outstanding.

     Notwithstanding the foregoing, the Administrator shall not permit the Servicer to agree to any modification which changes the interest rate or term of such Mortgage Loan or changes the outstanding principal balance of such Mortgage Loan (except with respect to actual payments of principal received with respect thereto or changes set forth in clause (i) above).

     Section 6A.04.  Reports of Foreclosures and Abandonments of Mortgaged
                     -----------------------------------------------------
Property.  The Trustee shall make the reports of foreclosures and abandonments
- --------
of any Mortgaged Property included within an Asset Certificate as required by
Section 6050J of the Code. In order to facilitate this reporting process, the Administrator, on or before January 20th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Administrator or a Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property included in an Asset Certificate through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan included in an Asset Certificate, or (ii) knows or has reason to know that a Mortgaged Property included in an Asset Certificate has been abandoned. Reports from the Administrator shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J of the Code. The Trustee and the Administrator shall not be required to prepare any reports under this section if the Administrator obtains and provides to the Trustee certifications from each Servicer that such Servicers have prepared and filed with the applicable authorities the required reports.

                                 ARTICLE VII.

                                      --

                                  The Trustee

     7.01 Duties of Trustee.
          -----------------

          (a) Within 45 days of the receipt of the documents required to be delivered under Section 2.02, the Trustee shall review such documents to determine whether the required documents have been delivered for each Mortgage Loan, and within 120 days of such receipt the Trustee shall determine that CCC has completed the recordation of assignments as required by Section 2.02(a)(iii) or (iv). To the extent that the documents with respect to a Mortgage Loan are missing or defective, the Trustee shall promptly notify the Administrator or CCC and the Administrator shall, in turn, promptly notify CCC and the appropriate Servicer, as applicable.

          (b) Upon acceptance of its duties hereunder, and prior to termination of this Agreement in accordance with Article IX, the Trustee shall, subject to subsection (d) of this Section 7.01, perform such duties as are provided in this Agreement for the benefit of all of the Certificateholders.

          (c) Except as is otherwise provided in subsection (e) of this Section 7.01, the Trustee shall be under no duty or obligation to inspect, review or examine any documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

          (d) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (e) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement but shall be under no duty or obligation to determine that they are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

          (f) The Trustee will terminate any Servicer without cause pursuant to the terms of its respective Servicing Agreement upon receipt from CCC of
     (1) written notice instructing it to do so and (2) evidence that CCC will make, or cause to be made, any

                                      --
     payment required to be made upon termination without cause of any such Servicer pursuant to the terms of its respective Servicing Agreement.

          (g) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of a Series holding Certificates which evidence Fractional Undivided Interests aggregating not less than 25% of their respective Trust Fund at the time relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that if the Trustee shall receive conflicting directions from two or more groups of Certificateholders of a Series holding Certificates that evidence Fractional Undivided Interests aggregating not less than 25% of their respective Trust Fund at the time, then the Trustee shall act pursuant to this Section 7.01(g)(iii) only at the direction of Majority Certificate holders at the time.

          (h) For all purposes of this Agreement, the Trustee shall not be deemed to have notice of the existence of any default or Event of Default under this Agreement, unless a trust officer assigned to and working in the corporate trust office of the Trustee has actual knowledge thereof or unless written notice of any such default or Event of Default is received by the Trustee at the Corporate Trust Office and such notice references the Certificates, the Administrator, the Trust Fund or this Agreement.

               (i) The Trustee shall have no liability or responsibility to any Person for the acts, or omissions to act by the Administrator (excepting the Trustee's own actions as Administrator in the event the Trustee has assumed the obligations of the

                                      --

          Administrator pursuant to Section 8.02), any Servicer, or CCC. In the event a cause of action is brought against the Trustee for acts or omissions to act by the Administrator or any Servicer, any loss, cost (including reasonable attorney's fees) or expense incurred by the Trustee shall be borne by CCC pursuant to Section 7.05. Other than those obligations assumed by the Trustee pursuant to Section 8.02, no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     7.02 Certain Matters Affecting the Trustee.  Except as otherwise provided
          -------------------------------------
in Section 7.01:

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel selected by it with due care;

          (c) With respect to each Series of Certificates, the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation thereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless the Certificateholders of such Series shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

          (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) Prior to the occurrence of an Event of Default affecting a Series hereunder and after the curing of all Events of Default which may have occurred with respect to such Series, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by holders of Certificates of such Series evidencing Fractional Undivided Interests aggregating not less than 25% of their respective Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not

                                      --
     assured to the Trustee to its reasonable satisfaction by the security afforded to it by the terms of this Agreement, the Trustee may require from the Certificateholders of such Series indemnity reasonably satisfactory to it against such expense or liability as a condition to the making of such investigation; and

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys selected by it with due care.

     7.03 Trustee Not Liable for Certificates or Mortgage Loans. The Trustee
          -----------------------------------------------------
assumes no responsibility for the representations and warranties of the other parties contained herein. The Trustee shall not be accountable for the use or application by CCC of any of the Certificates or of the proceeds of such Certificates.

     7.04 Trustee May Own Certificates.  The Trustee in its individual or any
          ----------------------------
other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     7.05 Trustee's Fees and Expenses.  The Trustee shall be entitled to a fee
          ---------------------------
for its services hereunder, which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, in an amount set forth in Exhibit G hereto, payable pursuant to Section 4.02(d) monthly during
         ---------
the term of this Agreement, and to the extent there are insufficient funds to pay such fee in the Certificate Account, then the Trustee shall receive payment from CCC directly. The Trustee shall also receive reimbursement for all reasonable costs and expenses related to the delivery, maintenance and release of Mortgage Loans hereunder and for other reasonable ordinary expenses, in amounts approved by the Administrator, for reasonable ordinary expenses incurred in the exercise of its responsibilities as REMIC Trustee under the Series 1993-2I Pooling Agreement, and for Extraordinary Expenses, such reimbursement to be paid either from monies in the Certificate Account pursuant to Section 4.02(d) or directly from CCC. CCC hereby indemnifies and holds the Trustee (including in its capacity as REMIC Trustee under the Series 1993-2I Pooling Agreement) harmless against any loss, claim, liability or expense, including reasonable attorney's fees, incurred, arising out of or in connection with this Agreement, the Series 1993-2I Pooling Agreement, the Series 1993-2I REMIC Certificates or the Certificates, including but not limited to any such loss, claim, liability or expense incurred in connection with any legal action against the Trust Fund or the REMIC Trust Fund or the Trustee (including in its capacity as REMIC Trustee under the Series 1993-2I Pooling Agreement) or any director, officer, employee or agent thereof, or the performance of any of the Trustee's duties (including in its capacity as REMIC Trustee under the Series 1993-2I Pooling Agreement) hereunder or thereunder (other than any loss, claim, liability or expense incurred by reason of willful misconduct or negligence on the part of the Trustee). Any payment to the Trustee pursuant to the foregoing indemnity shall be from CCC's own funds, without reimbursement therefor. The obligation to reimburse unpaid fees and expenses and the indemnity by CCC contemplated by this Section shall survive the termination of this Agreement.

     7.06 Eligibility Requirements for Trustee.  The Trustee hereunder shall at
          ------------------------------------
all times be a commercial bank or trust company organized and doing business under the laws of the State or of

                                      --
the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.07.

     7.07 Resignation or Removal of the Trustee.
          -------------------------------------

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Majority Certificate holders. Upon receiving such notice of resignation, the Majority Certificateholders may upon the recommendation of the Administrator appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy of which shall be delivered to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. The Trustee shall remain as Trustee hereunder until a successor trustee is appointed in accordance herewith.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 7.06, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent or the subject of an order for relief entered in a bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Certificateholders may remove the Trustee and appoint a successor trustee by written instrument copies of which shall be delivered to the Trustee so removed, the successor trustee, and the Administrator.

          (c) The Majority Certificateholders may at any time remove the Trustee for cause or, so long as the fees to be charged by the proposed successor trustee do not exceed an amount equal to 100% of the fees then charged by the Trustee being removed, remove the Trustee without cause and either (i) appoint a successor trustee by written instrument or instruments, in triplicate, signed by such holders or their authorized attorneys-in-fact, one complete set of which instruments shall be delivered to the Administrator, one complete set to the Trustee so removed and one complete set to the successor so appointed or (ii) petition a court of competent jurisdiction.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.08. As long as

                                      --
     the Financial Guaranty Insurance Policy is in effect, the Administrator will send a written notice to FSA of any such resignation, removal or appointment.

     7.08 Successor Trustee.
          -----------------

          (a) Any successor trustee appointed as provided in Section 7.07 shall execute, acknowledge and deliver to CCC, to the Administrator and to its predecessor trustee an instrument accepting such appointment hereunder, such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and CCC, the Administrator and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, power, duties and obligations. The successor trustee shall execute and deliver to the predecessor trustee receipts and releases for the Mortgage Files and related documents and CCC shall execute and deliver releases to the predecessor trustee, subject to
     Section 7.01, as the predecessor trustee may reasonably require. Any Trustee ceasing to act shall, nevertheless, retain its rights hereunder with respect to any amounts due it hereunder.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Administrator shall mail notice of the succession of such trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Administrator.

          (d) As long as any REMIC Certificates remain outstanding, a successor trustee must agree to act as the REMIC Trustee in order to serve as a successor trustee under this Agreement.

     7.09 Merger or Consolidation of Trustee.  Any corporation into which the
          ----------------------------------
Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 7.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     7.10 Trustee to Cooperate; Release of Mortgage Files.
          -----------------------------------------------

                                      --

          (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer may notify the Administrator by a certification (which certification shall include statements to the effect that (i) all amounts constituting Liquidation Proceeds or Insurance Proceeds received or to be received in connection with such payment which are required to be credited to the Advance Account pursuant to Section 4.04, have been or will be so credited and (ii) all other amounts have been credited to the Certificate Account) of an officer of Servicer and request delivery to it of the Mortgage File. Upon receipt of a copy of such certification and request and upon written notice from the Administrator, the Trustee shall promptly release the related Mortgage File to the Servicer. Upon any such payment in full, or the receipt of such notification, the Servicer is authorized to prepare a release of lien or deed of reconveyance covering the property encumbered by such deed of trust, to be executed by the Trustee, which release of lien shall after recording thereof be delivered by the Servicer to the person or persons entitled thereto, it being understood and agreed that no expenses incurred in connection with such release of lien or deed of reconveyance shall be chargeable to the Certificate Account relating to the Series to which such Mortgage Loan was assigned. If any Mortgage File is released in reliance upon such a certification and the related Mortgage Loan is subsequently discovered to have in fact not been paid in full, the Trustee shall promptly notify the Administrator and the Administrator shall demand that the applicable Servicer return the Mortgage File to the Trustee. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan the Trustee shall, upon the written request of the Administrator and delivery to the Trustee of a trust receipt, substantially in the form attached hereto as Exhibit G, signed by an officer of the Servicer, release
                        ---------
     the related Mortgage File to the Servicer, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case upon receipt of a notice from the Administrator, accompanied by an Officer's Certificate similar to that hereinabove specified, the trust receipt shall be released by the Trustee to the Servicer. Additionally, in the event of any repurchase of a Mortgage Loan pursuant to Section 2.04 or in the event of the exercise of a Conversion Option resulting in the repurchase of a Mortgage Loan, and upon direction by a Servicer, CCC or CMC, as applicable, to the Administrator regarding delivery of the related Mortgage File, the Administrator will deliver written notice of such repurchase of such Mortgage Loan and instructions for delivery of the related Mortgage File to the Trustee.

          (b) With respect to any Series for which CCC is the sole Certificateholder and upon written request by CCC, as Certificateholder, the Trustee will cancel a Certificate or Certificates and deliver the related Mortgage Files to CCC or its designee. No other Certificateholder may cause cancellation of a Certificate without the consent of the Trustee and the Administrator, and CMC may not request cancellation of a Certificate under any circumstances, even with respect to a Certificate of which it is the sole Certificateholder.

     7.11 Issuance of Additional Series of Certificates; CCC's Agreement
          --------------------------------------------------------------
regarding Additional Loans.
- --------------------------

                                      --

          (a) Upon the written request of CCC and in accordance with the provisions of this Agreement, including, without limitation, the written confirmation or a rating letter of the Rating Agency, as required by the Rating Agency, the Trustee agrees to execute and deliver one or more Supplements, in the form attached hereto as Exhibit I, for the purpose of
                                                 ---------
     issuing Additional Series of Certificates hereunder, and the Trustee further agrees, upon satisfaction of all conditions precedent specified in the related Supplement, to authenticate and deliver Certificates evidencing a beneficial interest in the Trust Fund for each such Additional Series, each in the form attached hereto as Exhibit A.
                                         ---------

          (b) CCC hereby agrees that it will not cause (i) any Additional Loan (as defined in the Series 1993-2I Pooling Agreement) to become the subject of coverage under either the Mortgage Pool Insurance Policy or the Special Hazard Insurance Policy, or (ii) any Series of Certificates evidencing an Additional Loan to obtain any rights to the assets from time to time on deposit in the Bankruptcy Account or the Special Hazard Account; provided,
                                                                      --------
     however, that CCC may arrange for any Additional Loan (or related Series of
     -------
     Certificates) to have such benefits if, prior to the arrangement thereof, CCC delivers to the REMIC Trustee a Letter from the Rating Agency to the effect that the taking of such action will not result in the withdrawal or reduction of the then current rating by such Rating Agency of the REMIC Certificates.

     7.12 Trustee Not Acting In Individual Capacity. Except as provided in this
          -----------------------------------------
Article VII, in accepting the trusts hereby created, the Trustee acts solely as Trustee hereunder and not in an individual capacity, and all persons having a claim against the Trustee by reason of the transactions contemplated by this Agreement will look only to the respective Trust Fund for payment or satisfaction thereof.

     7.13 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any
          ---------------------------------------------
other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of any Trust Fund or property securing the same may at the time be located, the Administrator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of any Trust Fund, and to vest in such Person or Persons, in such capacity, such title to any Trust Fund, or any part thereof, and, subject to the other provisions of this Agreement, such powers, duties, obligations, rights and trusts as the Administrator and the Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or, in case an Event of Default by the Administrator shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 7.08 and no notice to holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required. All fees and expenses, if any, incurred by the Trustee and arising out of the appointment of a co-trustee or separate trustee pursuant to this
Section 7.13 shall be considered reimbursable fees and expenses of the Trustee for purposes of Section 7.05. All fees and expenses, if any, incurred by the Administrator and arising out of the

                                      --
appointment of a co-trustee or separate trustee pursuant to this Section 7.13 shall be considered reimbursable fees and expenses pursuant to Section 4.04.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 7.13 all rights, powers, duties and obligations conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor servicer to the Administrator hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to any Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustees only at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustees may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     7.14 Insurer Rights of Subrogation. etc.  If any issuer of any insurance
          -----------------------------------
policy requests subrogation or conveyance by a special warranty deed, the Trustee shall promptly notify the Administrator. Upon receipt of instruments prepared by the Administrator together with an Officer's Certificate and request for execution from the Administrator, the Trustee shall promptly execute such instruments and return same to the Administrator for further handling. In any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor and the Person is to enter into an assumption agreement or other equivalent agreement or agreements which require the signature of the Trustee, the Administrator shall obtain from the Servicer such agreement or agreements and such other appropriate documents and deliver them to the Trustee for signature together with an Officer's Certificate explaining the nature of such documents and the reason or reasons why the Trustee's signature is required. Upon receipt of such documents and an Officer's Certificate, the Trustee shall execute and return such documents to the Administrator for further handling. In any case in which any Mortgagor requests a partial release of the Mortgaged Property from the lien of the Mortgage or requests a subordination of the lien of the Mortgage for easements (whether conservation or otherwise), for environmental reasons or for any other reason to be created subsequent to the date

                                      --
of origination of the Mortgage, the Administrator shall first determine whether to recommend to the Trustee that consent should be given on behalf of the Trust Fund to such request and, if so, should obtain from the Servicer such releases or such subordination agreements and deliver them to the Trustee for signature together with an Officer's Certificate explaining the nature of such documents and the reason or reasons why the Trustee's signature is required. The Officer's Certificate shall in addition contain: (i) the written consent of the Administrator; (ii) information indicating that the loan-to-value ratio of the Mortgage Loan following the creation of such easement or other subordination will not exceed the loan-to-value ratio at the time of origination; (iii) a certification that the creation of such easement or other subordination will not materially and adversely affect the marketability of title to the Mortgaged Property nor the effectiveness of any of the insurance policies, or if such effectiveness would be impaired, the Officer's Certificate shall be accompanied by the written consent of the applicable issuer of such insurance policy. In addition, the Administrator shall furnish an endorsement to the related title policy to the effect that, under the laws of the state in which the related Mortgaged Property is located, the Mortgage held will continue to represent a first lien on the Mortgaged Property, notwithstanding the execution of the agreement subordinating such Mortgage to the easement or other subordination, and if a REMIC election has been made with respect to the applicable Series of Certificates, an Opinion of Counsel that such action will not result in a REMIC Loss. Upon receipt of such documents and an Officer's Certificate, the Trustee shall execute and return such documents to the Administrator for further handling. The Trustee shall have no liability or responsibility to any Person for any act or omission to act taken by the Trustee in compliance with and in reliance upon the procedures set out in this Section. Any act or omission to act by the Trustee pursuant to this Section shall not require the consent of any Certificateholder. The Administrator will not be liable to any party for any release or subordination agreement furnished pursuant to this Section 7.14, provided that the Administrator has, in good faith, prepared and delivered the required Officer's Certificate and delivered any required Opinion of Counsel to the Trustee.


                                 ARTICLE VIII.

                                    Default

     8.01 Events of Default.  In case one or more of the following Events of
          -----------------
Default by the Administrator shall occur and be continuing:

          (a) failure on the part of the Administrator duly to observe or perform in any material respect any of the covenants or agreements on the part of the Administrator in the Certificates or in this Agreement herein contained which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrator by the Trustee or CCC, or to the Administrator and the Trustee by the holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of their respective Trust Fund affected by such Event of Default; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Trustee may consent to a reasonable extension of time if corrective

                                      --
     action is instituted by the Administrator within the applicable period and diligently pursued until fully corrected; or

          (b) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Administrator and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (c) the Administrator shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Administrator or of or relating to all or substantially all of its property; or

          (d) the Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund affected by such Event of Default, by notice in writing to the Administrator (and to the Trustee if given by the Certificateholders as provided above) may terminate all of the rights and obligations of the Administrator under this Agreement. Such notice shall specify, to the extent possible, the timing and the method of transition to a new administrator. On or after the receipt by the Administrator of such written notice and upon the effective date of the transfer to the new administrator, all authority and power of the Administrator under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee, or the new administrator if one shall have been appointed, pursuant to and under this Section 8.01; and, without limitation, the Trustee, or the new administrator if one shall have been appointed, is hereby authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Administrator agrees to cooperate with the Trustee, or the new administrator if one shall have been appointed, in effecting the termination of the Administrator's responsibilities and rights hereunder.

     8.02 Trustee to Act; Appointment of Successor.  On or after the time the
          ----------------------------------------
Administrator receives a notice of termination pursuant to Section 8.01 or the Trustee receives notice of resignation of the Administrator, as permitted by
Section 6.12, CCC shall direct the Trustee to appoint any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Administrator hereunder. If no such successor shall have

                                      --
been appointed within 30 days after such termination or resignation, then either CCC or the Trustee may petition a court of competent jurisdiction for the appointment of a successor Administrator. Pending appointment of a successor to the Administrator hereunder, the Trustee shall act in such capacity as hereinabove provided, except to the extent prohibited by applicable law. In connection with such appointment and assumption, the Trustee and CCC may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Administrator hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     If the Trustee shall succeed to the Administrator's duties as administrator of the Mortgage Loans as provided herein, it shall do so in its individual capacity and not in its capacity as trustee and, accordingly, the provisions of
Article VII shall be inapplicable to the Trustee in its duties as the successor to the Administrator in the servicing of the Mortgage Loans. If the Trustee shall act as administrator hereunder, then in addition to its Trustee's fees, it shall be entitled to the same fees as the Administrator (as provided for in Section 6.04 above) for such period of time as it acts as administrator. In the event that the Trustee shall not seek to appoint a successor servicer within three months of its succession to the Administrator's duties as servicer, it shall resign as Trustee pursuant to Section 7.07 and shall appoint, or petition a court to appoint, a successor trustee pursuant to such Section 7.07.

     8.03 Notification to Certificateholders.  Upon any such termination or
          ----------------------------------
appointment of a successor to the Administrator, the Trustee shall give prompt written notice thereof to (i) all of the Certificateholders at their respective addresses as they appear in the Certificate Register and (ii) as long as the Financial Guaranty Insurance Policy is in effect, to FSA.

     8.04 Trustee May File Proofs of Claim.  In case of the pendency of any
          --------------------------------
receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Administrator or the property of the Administrator or its creditors, the Trustee (irrespective of whether the Trustee shall have made any demand to terminate the rights of the Administrator hereunder) shall be entitled and empowered, by intervention in such proceeding or otherwise, to

          (a) file and prove a claim for the whole amount due, owing and unpaid by the Administrator hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Certificateholders allowed in such proceeding, and

          (b) collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustees, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Certificateholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Certificate-

                                      --
holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Certificates or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

     8.05 Trustee May Enforce Claims Without Possession  of Certificate.  All
          -------------------------------------------------------------
rights of action and claims under this Agreement or any of the Certificates may be prosecuted to judgment or final decree, enforced and collected by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Certificates in respect of which such judgment has been recovered. Any surplus shall be available for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     8.06 Rights and Remedies Cumulative.  The Trustee may in its discretion
          ------------------------------
proceed to protect and enforce its rights and the rights of Certificateholders by all available and appropriate proceedings, at law or in equity, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. No right or remedy herein conferred upon or reserved to the Trustee or to the Certif icateholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     8.07 Delay or Omission Not Waiver.  No delay or omission of the Trustee or
          ----------------------------
of any holder of any Certificate to exercise any right or remedy accruing upon any Event of Default or otherwise shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by the law to the Trustee or to the Certificateholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Certificateholders, as the case may be.

                                 ARTICLE VIIIA

                         Additional Default Provisions

     Section 8A.01  Additional Events of Default for CMC, as Administrator.  In
                    ------------------------------------------------------
addition, but without prejudice to the provisions of Section 8.01, and subject always to Section 8A.03, if the Certificates are ever owned of record by a party other than CMC or the Partnership and if either of the two following events are prevailing as of any Determination Date (other than the first Determination
Date), then unless within thirty-one (31) days of such Determination Date CMC shall

                                      --
have delivered to the Trustee a letter from the Rating Agency addressed to CMC and the Trustee confirming CMC's appointment as Administrator, an Event of Default shall have occurred in respect of CMC and the provisions of Section 8A.02 shall apply:

     (i) (a) The average of the Delinquency Rates as of the end of each of the twelve most recent calendar months preceding the calendar month in which such Determination Date occurs and for which delinquency information is available, exceeds 3.5%; and

          (b) aggregate cumulative reductions in the coverage provided by the Pool Policy due to Loan Losses incurred as of the end of such calendar month exceed 20% of the initial coverage for losses under the Mortgage Pool Insurance Policy;

     or
     --

     (ii) (a) The average of the Delinquency Rates as of the end of each of the twelve most recent calendar months preceding the month in which such Determination Date occurs and for which delinquency information is available, exceeds 4.5%; and

          (b) aggregate cumulative reductions in the coverage provided by the Pool Policy due to Loan Losses incurred as of the end of such calendar month exceed 10% of the initial coverage for losses under the Mortgage Pool Insurance Policy.

     It shall be a condition to this Section 8A.01 that CMC will not sell the Certificates to a third party without first obtaining a written confirmation of the then current rating on the Certificates from the Rating Agency.

     Section 8A.02  Consequence to CMC Event of Default.  If the Certificates
                    -----------------------------------
are ever owned of record by a party other than CMC or the Partnership, the Trustee shall determine whether either of the two events referred to in Section 8A.01 is prevailing as of a Determination Date on the basis of the reports regarding Delinquent Mortgage Loans furnished to it on such Determination Date pursuant to Section 6.02(c). If a letter from the Rating Agency confirming CMC as Administrator is not received within thirty-one (31) days of the relevant Determination Date, the Trustee shall forthwith terminate CMC as Administrator whereupon the provisions of Article VIII shall apply to the above circumstances mutatis mutandis.

     Section 8A.03  Release of Additional Requirement.  The Trustee, the
                    ---------------------------------
Administrator and the Company may replace either or both of the two conditions stated in Section 8A.01, without obtaining the consent of the Certificateholders to the amendment so effected, if the Rating Agency notifies the Trustee, the Administrator or the Company in writing of different conditions to be utilized in substitution for the two, or either one of the two, said conditions. In addition to the foregoing, the provisions of Section 8A.01 and 8A.02 shall be deemed null and void and shall have no further effect

                                      --
on the date on which the Rating Agency has delivered a letter to the Trustee stating that the conditions then specified in Section 8A.01 are no longer required in order to maintain the then current rating of the Certificates by the Rating Agency, and confirming the then current rating of the Certificates as determined by the Rating Agency.

                                  ARTICLE IX.

                                  Termination

     9.01 Termination Upon Repurchase by CCC or  Liquidation of All Mortgage
          ------------------------------------------------------------------
Loans.  The respective obligations and responsibilities of CCC, the
- -----
Administrator and the Trustee created hereby (other than the obligation of CCC to make payments to Certificateholders as hereafter set forth) shall terminate with respect to each Series of Certificates upon: (a) the repurchase, in accordance with the terms hereof, by CCC of all Mortgage Loans and all other property acquired in respect of any Mortgage Loan remaining in the related Trust Fund (such other property being herein referred to as "Trust Property") at a price equal, after the deduction of related Monthly Advances for such Series, to 100% of the outstanding principal amount of each Mortgage Loan in the Mortgage Pool, plus accrued interest thereon at the Pass-Through Rate for such Series (computed as of the last day of the month preceding the month of such repurchase to the first day of the month following the month of repurchase), plus the appraised value of any Trust Property of such Series, such appraisal to be conducted by an appraiser mutually agreed upon by the Administrator and the Trustee, provided that such repurchase shall be conditioned upon the outstanding principal balances of such Mortgage Loans in the Mortgage Pool at the time of any such repurchase aggregating less than ten percent (10.0%) of the aggregate outstanding principal balances of the Mortgage Loans in the Mortgage Pool at the Cut-off Date and provided further, that CCC shall not have such right of repurchase in respect of any Mortgage Pool evidenced by the Asset Certificates underlying a series of REMIC Certificates for as long as any of the REMIC Certificates of such series remain outstanding under the related Pooling Agreement; or (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan in the Mortgage Pool remaining in the related Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan in the Mortgage Pool; provided, however, that in no event shall any trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the following persons:

                                                   Parents and
Name                     Date of Birth           Present Address
Blake Alexander          October 16, 1992    David and Lisa A.
  Barbour                                     Barbour
                                             5356 Nakoma
                                             Dallas, Texas 75209

                                      --

Mary Hester Barbour    July 30, 1987      Larry G. and
                                           Carol C. Barbour
                                          5667 Lynbrook
                                          Houston, Texas 77056

Peter Kingsley         December 22, 1987  Peter K. and
  McKee III                                Katherine T. McKee
                                          6530 Barnesdale Path
                                          Centreville, Virginia 22020

Diana Elizabeth        August 23, 1985    Mark R. and Carol M.
  Townsend                                 Townsend
                                          219 Adams Street
                                          Eden, N.C. 27288


     Nothing contained herein shall be construed as providing for the accrual of interest to Certificateholders after the final Distribution Date.

     9.02 Notice of Termination.  Notice of the termination of any Series of
          ---------------------
Certificates shall specify the Distribution Date upon which the Certificateholders of such Series may surrender their Certificates to the Trustee for payment and cancellation and shall be given promptly by the Administrator to the Trustee and the Certificateholders of such Series by letter mailed not earlier than the fifteenth day and not later than the twenty-fifth day of the month next preceding the month of such final distribution specifying
(i) the Distribution Date upon which final payment of the Certificates of such Series will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. On the Distribution Date specified in such notice, CCC shall, for the Series to be terminated, deposit in the Certificate Account such additional amount as shall be necessary to repurchase the affected Certificates at the price specified in such notice, whereupon final payment thereon shall be made upon presentation and surrender at the designated office of the Trustee. Upon such deposit and the payment of any amounts which shall be due to the Trustee pursuant to Section
7.05 but only if the Trustee is able to apply the money to payment of the Certificates in accordance with Section 9.01, the Trustee shall promptly release all Mortgage Files to CCC and deliver and execute assignments of the Mortgage Notes and Mortgages in recordable form, as prepared by CCC. If the Trustee is unable to apply any money in accordance with Section 9.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations under this Agreement and the Certificates shall be revived and restated as though no deposit had occurred pursuant to Section 9.01 and CCC shall use its best efforts to promptly reassign the Mortgage Notes and Mortgages to the Trustee and redeliver the Mortgage Files to the Trustee, until such time as the Trustee is permitted to apply all such money or obligations in accordance with this Article IX. As long as the Financial Guaranty

                                      --

Insurance Policy is in effect, the Administrator shall notify FSA of the termination of any Series of Certificates.

     In the event that all of the Certificateholders of a Series shall not surrender their Certificates for cancellation within six months after the time specified in the above mentioned written notice, the Administrator shall give a second written notice to the remaining Certificateholders of the affected Series to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates of such Series shall not have been surrendered for cancellation, the Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders of the affected Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets of the related Trust Fund which remain subject hereto.

     Regardless of the date upon which the Certificateholders of a Series shall surrender their Certificates for cancellation, no interest shall accrue to such Certificateholders after the Distribution Date specified in the first above mentioned written notice.

                                  ARTICLE X.

                           Miscellaneous Provisions

     10.01 Amendment.  This Agreement may be amended, with respect to a Series,
           ---------
from time to time by CCC, the Administrator and the Trustee, without the consent of any of the Certificate holders of such Series, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not, in the judgment of the Trustee, adversely affect in any material respect the interests of any Certificateholder of such Series. Further, CCC, the Administrator and the Trustee, may, at any time and from time to time and at all times that any REMIC Certificates are outstanding, without the consent of the Certificateholders of any Outstanding Series of Asset Certificates, amend this Agreement with respect to any or all Outstanding Series of Asset Certificates to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the REMIC Trust Fund, or any portion thereof, as a REMIC, or to prevent the imposition of any additional state taxes; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the REMIC Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and will not adversely affect in any material respect the interest of any Certificate holder of any Series. In addition, any provision of this Agreement may also be amended by a Supplement executed pursuant to Section 7.11 with respect to each Additional Series from time to time by CCC, the Administrator and the Trustee, without the consent of any Certificateholders of any Series issued prior to such Additional Series, provided that any such amendment shall apply only to such Additional Series and not to such prior Series without the consent of the required numbers of holders of such prior Series otherwise required by the other provisions of this Section 10.01. This Agreement may also be amended with respect to a Series from time to time by CCC, the Administrator and the Trustee with the consent of the holders of Certificates of such Series

                                      --
evidencing Fractional Undivided Interests aggregating not less than 66% of the applicable Trust Fund for the purpose of adding any provisions to this Agreement or of modifying in any manner the rights of the holders of Certificates of such Series; provided, however, that no such amendment shall, without the consent of the holders of all Certificates of such Series then outstanding, (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate of such Series, (ii) reduce the aforesaid percentage of Certificates of such Series, the holders of which are required to consent to any such amendment, or (iii) adversely affect the tax consequences to Certificateholders of such Series, as evidenced by an Opinion of Counsel. Any such amendment or modification shall be effective only as to the Series affected thereby. Without the written consent of FSA, no amendment of this Agreement may be made with respect to any Certificates which are insured under the Financial Guaranty Insurance Policy. However, this Agreement may be amended and/or supplemented from time to time without the consent of FSA with respect to Certificates which are not insured under the Financial Guaranty Insurance Policy.

     Notwithstanding any contrary provision of this Agreement, no amendment shall be made to this Agreement which shall affect any Series of Asset Certificates unless the REMIC Trustee, the Administrator or the Trustee shall have received an Opinion of Counsel, at the expense of the REMIC Trust Fund, to the effect that such amendment will not cause the REMIC Trust Fund, or any portion thereof, to fail to qualify as a REMIC at any time that any REMIC Certificates are outstanding or cause a tax to be imposed under the REMIC Provisions.

     Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder of such Series.

     It shall not be necessary for the consent of the Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     10.02 Recordation of Agreement; Counterparts.  To the extent permitted by
           --------------------------------------
applicable law, a memorandum describing this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Administrator and at CCC's expense, if the Administrator determines that such recordation materially and beneficially affects the interests of the Certificateholders or, if the Trustee so directs.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                                      --

     10.03 Limitation on Rights of Certificateholders.  The death or incapacity
           ------------------------------------------
of any Certificateholder shall not operate to terminate this Agreement or any Trust Fund, nor shall it entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of any Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as expressly provided herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of any Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners; nor, to the extent permitted by applicable law, shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless the Majority Certificateholders shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity reasonably satisfactory to it as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provisions of this Agreement to affect, disturb or prejudice the rights of the holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     10.04 Limitation on Liability of Parties.  Each party to this Agreement
           ----------------------------------
shall be liable under this Agreement only to the extent that obligations are imposed upon the party against whom enforcement is sought.

     10.05 Limitation on Liability of Directors, Officers, Employees and Agents
           --------------------------------------------------------------------
of a Party.  No director, officer, employee or agent of any party to this
- ----------
Agreement shall be liable to any other party for the taking of any action or for refraining to take any action in good faith pursuant to this Agreement.

     10.06 GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
           -------------
THE LAWS OF THE STATE AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE, AND THE OBLIGATIONS,

                                      --

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     10.07 Notices.  All demands, notices and communications hereunder shall be
           -------
in writing and shall be deemed to have been duly given if personally delivered at, telecopied or mailed by registered mail, postage prepaid, to (a) in the case of CCC, 2001 Bryan Tower, Suite 3300, Dallas, Texas 75201, Attention: Julie A. Moore, Telecopy No. (214) 746-8031, Confirmation No. (214) 746-8000 (b) in the case of the Administrator, 2001 Bryan Tower, Suite 3300, Dallas, Texas 75201,
Attention: Robert L. Appel, Telecopy No. (214) 746-8031, Confirmation No. (214) 746-8000 (c) in the case of the Trustee, 600 Travis, 8th Floor, Houston, Texas 77002, Attention: Corporate Trust Department, Telecopy No. (713) 216-4880, Confirmation No. (713) 216-5884 and (d) in the case of FSA, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention:
Surveillance, Telecopy No. (212) 339-3518, Confirmation No. (212) 826-0100, or such other address as may hereafter be furnished by any of the parties hereto, in writing, to the other parties hereto. Unless otherwise specified herein, any notice required or permitted to be mailed to a Certificateholder shall be given by registered mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     10.08 Severability of Provisions.  If any one or more of the covenants,
           --------------------------
agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     10.09 Restrictions on Sale of Mortgage Loans.  The Trustee is prohibited
           --------------------------------------
from selling or otherwise disposing of any Mortgage Loans in any Mortgage Pool, except as specifically set forth herein, without the consent of all of the Certificateholders of the affected Series unless, with respect to the Asset Certificates, the REMIC Trustee, the Administrator or the Trustee shall have received an Opinion of Counsel, at the expense of the REMIC Trust Fund, to the effect that such disposition will not cause the REMIC Trust Fund, or any portion thereof, to fail to qualify as a REMIC at any time that any REMIC Certificates are outstanding or cause a tax to be imposed under the REMIC Provisions.

     10.10 Intention of Parties.
           --------------------

           (a) The execution and delivery of this Agreement shall constitute an acknowledgment by the Administrator, CCC and the Trustee on behalf of the Certificateholders that they intend hereby to establish (for federal income tax purposes) a separate trust for each Series rather than an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent. The Trustee shall have no responsibility for the characterization for tax purposes of the trust

                                      --
     established hereby. For purposes of Texas law, the Administrator, CCC and the Trustee on behalf of the Certificateholders intend to create an "express trust" under the Texas Trust Act.

           (b) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are absolute sales and not pledges or assignments of only a security interest and shall be given effect as such for all purposes. The limited rights of recourse hereunder against CCC are intended to provide to the Trustee a remedy for breach of representations and warranties by CCC relating to the condition of the property sold, rather than to the collectibility of underlying indebtedness, and therefore are consistent with warranties ordinarily given by a seller of goods under Article 2 of the Uniform Commercial Code.

                                      --

     IN WITNESS WHEREOF, CCC, the Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in the case of CCC and the Administrator, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                        CAPSTEAD CAPITAL CORPORATION


                                        By:_____________________________________
                                           Julie A. Moore,
                                           Senior Vice President - Asset
                                           and Liability Management

STATE OF NEW YORK   (S)
                    (S)
COUNTY OF NEW YORK  (S)

     On the ____ day of October, 1993, before me, a notary public in and for said State, personally appeared Julie A. Moore, known to me to be the Senior Vice President - Asset and Liability Management of Capstead Capital Corporation, a Delaware corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                           _____________________________________
My Commission Expires:                     NOTARY PUBLIC
                                           In and For the State of New York
______________________

                                      --

                                        CAPSTEAD MORTGAGE CORPORATION


                                        By:_____________________________________
                                           Julie Moore,
                                           Senior Vice President - Asset and
                                           Liability Management

STATE OF NEW YORK   (S)
                    (S)
COUNTY OF NEW YORK  (S)

     On the ____ day of October, 1993, before me, a notary public in and for said State, personally appeared Julie Moore, known to me to be the Senior Vice President - Asset and Liability Management of Capstead Mortgage Corporation, a Maryland corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           _____________________________________
My Commission Expires:                     NOTARY PUBLIC
                                           In and For the State of New York
______________________

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

                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, as Trustee


                                   By:__________________________________________
                                      Richard L. Melton
                                      Executive Vice President and
                                      Trust Officer

STATE OF NEW YORK   (S)
                    (S)
COUNTY OF NEW YORK  (S)

     On the _____day of October, 1993, before me, a notary public in and for said State, personally appeared Richard L. Melton, known to me to be an Executive Vice President and Trust Officer of Texas Commerce Bank National Association, as Trustee, a national banking association, the association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      __________________________________________
My Commission Expires:                NOTARY PUBLIC
                                      In and For the State of New York
______________________

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

                               TABLE OF CONTENTS

                                                                                     Page

ARTICLE I - Definitions                                                               1

ARTICLE II - Conveyance and Delivery of Mortgage Loans                               20
     Section 2.01.          Conveyance of Mortgage Loans                             20
     Section 2.02.          Delivery of Mortgage Loans                               21
     Section 2.03.          Acceptance by Trustee                                    23
     Section 2.04           Repurchase of Defective Mortgage Loans                   25

ARTICLE III - The Certificates                                                       27
     Section 3.01.          The Certificates                                         27
     Section 3.02.          Registration of Transfer and Exchange of Certificates    28
     Section 3.03.          Mutilated, Destroyed, Lost or Stolen Certificates        30
     Section 3.04           Persons Deemed Owners                                    30

ARTICLE IV - Accounts and Distributions                                              30
     Section 4.01.          The Certificate Account                                  30
     Section 4.02.          Distributions From Certificate Account                   32
     Section 4.03.          Statement to Certificateholder                           35
     Section 4.04.          Advance Account                                          37
     Section 4.05.          Custodial Account                                        40

ARTICLE V - Representations and Warranties                                           40
     Section 5.01.          Representations and Warranties of CCC                    40
     Section 5.02.          Representations and Warranties of the Administrator      43
     Section 5.03.          Restrictions on Modifications to Documents in
                            Mortgage File                                            44

ARTICLE VI - The Administrator                                                       45
     Section 6.01.          General                                                  45
     Section 6.02.          Accounting For Mortgage Loan Payments                    46
     Section 6.02A.         Accounting Reports to be Provided to FSA                 47
     Section 6.03.          Monitoring of Servicers' Performance                     47
     Section 6.04.          Fees of Administrator                                    48
     Section 6.05.          Administrator's Insurance Policies                       48
     Section 6.06.          Liability of Administrator for Expenses                  48
     Section 6.07.          Maintenance of Mortgage Pool Insurance Policy and        49
     Section 6.08.          Maintenance of Special Hazard Account                    50
     Section 6.09.          Annual Independent Certified Public
                            Accountants' Reports for Administrator                   56

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

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                     Page
                                                                                     ----
     Section 6.10.          Standby Servicing Obligation                             56
     Section 6.11.          Administrator's Obligation to Make Monthly
                            Advances and Expense Advances                            57
     Section 6.12.          Resignation of Administrator                             58
     Section 6.13.          Amendment of Servicing Agreements                        58

ARTICLE VIA - REMIC Provisions                                                       58
     Section 6A.01.         Realization Upon Defaulted Mortgage Loans                58
     Section 6A.02.         Title and Management of REO Property.                    59
     Section 6A.03.         Modifications, Waivers, Amendments and Consents.         60
     Section 6A.04.         Reports of Foreclosures and Abandonments
                            of Mortgaged Property                                    62

ARTICLE VII - The Trustee                                                            62
     Section 7.01.          Duties of Trustee                                        62
     Section 7.02.          Certain Matters Affecting the Trustee                    65
     Section 7.03.          Trustee Not Liable for Certificates or Mortgage Loans    66
     Section 7.04.          Trustee May Own Certificates                             66
     Section 7.05.          Trustee's Fees and Expenses                              66
     Section 7.06.          Eligibility Requirements for Trustee                     67
     Section 7.07.          Resignation or Removal of the Trustee                    67
     Section 7.08.          Successor Trustee                                        68
     Section 7.09.          Merger or Consolidation of Trustee                       69
     Section 7.10.          Trustee to Cooperate; Release of Mortgage Files          69
     Section 7.11.          Issuance of Additional Series of Certificates;
                            CCC's Agreement regarding Additional Loans.              71
     Section 7.12.          Trustee Not Acting In Individual Capacity                71
     Section 7.13.          Appointment of Co-Trustee or Separate Trustee.           72
     Section 7.14.          Insurer Rights of Subrogation. etc.                      73

ARTICLE VIII - Default                                                               74
     Section 8.01.          Events of Default                                        74
     Section 8.02.          Trustee to Act; Appointment of Successor                 76
     Section 8.03.          Notification to Certificateholders                       76
     Section 8.04.          Trustee May File Proofs of Claim                         77
     Section 8.05.          Trustee May Enforce Claims Without Possession
                            of Certificate                                           77
     Section 8.06.          Rights and Remedies Cumulative                           78
     Section 8.07.          Delay or Omission Not Waiver                             78

ARTICLE VIIIA - Additional Default Provisions                                        78

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

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                     Page
                                                                                     ----
     Section 8A.01          Additional Events of Default for CMC, as Administrator   78
     Section 8A.02          Consequence to CMC Event of Default                      79
     Section 8A.03          Release of Additional Requirement                        79

ARTICLE IX 0 Termination                                                             80
     Section 9.01.          Termination Upon Repurchase by CCC or
                            Liquidation of All Mortgage Loans                        80
     Section 9.02.          Notice of Termination                                    81

ARTICLE X - Miscellaneous Provisions                                                 82
     Section 10.01.         Amendment                                                82
     Section 10.02.         Recordation of Agreement; Counterparts                   84
     Section 10.03.         Limitation on Rights of Certificateholders               84
     Section 10.04.         Limitation on Liability of Parties                       85
     Section 10.05.         Limitation on Liability of Directors, Officers,
                            Employees and Agents of a Party                          85
     Section 10.06.         GOVERNING LAW                                            85
     Section 10.07.         Notices                                                  86
     Section 10.08.         Severability of Provisions                               86
     Section 10.09.         Restrictions on Sale of Mortgage Loans                   86
     Section 10.10.         Intention of Parties                                     86

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

SCHEDULE 1          SUMMARY OF SPECIFICATIONS OF CREDIT ENHANCEMENTS

EXHIBIT A           FORM OF CERTIFICATE

EXHIBITS B-1        SCHEDULE OF MORTGAGE LOANS BY PASS-THROUGH
THROUGH B-5         CERTIFICATE NUMBER

EXHIBIT C           SCHEDULE OF SERVICERS AND SERVICING AGREEMENTS

EXHIBIT D           FORM OF MORTGAGE POOL INSURANCE POLICY AND APPLICABLE
                    ENDORSEMENTS, INCLUDING THE FORM OF ADVANCE CLAIMS INSURANCE
                    ENDORSEMENT AND FORM OF FRAUD WAIVER LETTER TO BE DELIVERED
                    BY PMI MORTGAGE INSURANCE CO.

EXHIBIT E           PHOTOCOPY OF SPECIAL HAZARD INSURANCE POLICY AND APPLICABLE
                    ENDORSEMENTS


EXHIBIT F           FORM OF LETTER TO BE ISSUED BY EACH PURCHASER OF A
                    CERTIFICATE

EXHIBIT G           SCHEDULE OF TRUSTEE'S FEES

EXHIBIT H           FORM OF TRUST RECEIPT

EXHIBIT I           FORM OF SUPPLEMENT

EXHIBIT J           FORM OF FINANCIAL GUARANTY INSURANCE POLICY

EXHIBIT K           SCHEDULE OF EXCESS MASTER SERVICING FEES

                                      --